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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-09685

                          Pioneer High Yield Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31


Date of reporting period:  November 1, 2008 through October 31, 2009


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


                  Pioneer High
                  Yield Fund
--------------------------------------------------------------------------------
                  Annual Report | October 31, 2009
--------------------------------------------------------------------------------

                  Ticker Symbols:
                  Class A   TAHYX
                  Class B   TBHYX
                  Class C   PYICX
                  Class R   TYHRX
                  Class Y   TYHYX
                  Class Z   TAHZX

                  [LOGO] PIONEER
                         Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             8

Prices and Distributions                                                     10

Performance Update                                                           11

Comparing Ongoing Fund Expenses                                              17

Schedule of Investments                                                      19

Financial Statements                                                         44

Notes to Financial Statements                                                54

Report of Independent Registered Public Accounting Firm                      62

Trustees, Officers and Service Providers                                     64

                         Pioneer High Yield Fund | Annual Report | 10/31/09    1

President's Letter

Dear Shareowner,

Stock and bond markets around the globe have begun to recover this year from one of their most tumultuous periods in history. This is a welcome relief, and we are generally optimistic about the prospects for the economy going forward. Still, challenges remain. Unemployment is high. Consumer demand and loan growth are weak. And housing has not yet returned to normal.

At Pioneer, we have long advocated the benefits of investing for the long term. This strategy has generally performed well for many investors. Those who remained invested in the market during the downturn have most likely seen their portfolios start to recover this year as the Dow Jones Industrial Average climbed back towards the 10,000 level. Many bond investors have similarly seen a strong rebound, with a broad-based recovery across many different fixed-income asset classes. The riskiest asset classes, such as high-yield bonds, have outperformed other fixed-income asset classes for most of 2009.

At Pioneer, we are not changing the approach to investing that we have used for more than 80 years. We remain focused on company fundamentals and risk management. Our investment process is based on careful research into individual companies, quantitative analysis, and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we see potential opportunities for making money in many corners of the markets around the globe, it takes research and experience to separate solid investment opportunities from speculation.

Following this difficult period, many investors are rethinking their approach to investing and risk management. Some are questioning whether the basic investment principles they were taught in the past are still useful in today's markets. Complicating matters is that financial markets remain unpredictable. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

2    Pioneer High Yield Fund | Annual Report | 10/31/09

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. We greatly appreciate you putting your trust in us and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury
-----------------------

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                         Pioneer High Yield Fund | Annual Report | 10/31/09    3

Portfolio Management Discussion | 10/31/09

The high-yield market posted very strong returns during the 12 months ended October 31, 2009, but the returns masked some underlying volatility. In this interview, portfolio managers Tracy Wright and Andrew Feltus describe the investment backdrop and explain the Fund's underperformance of its benchmarks during the period. Ms. Wright and Mr. Feltus are responsible for the day-to-day management of the Fund.

Q  How did the Fund perform during the 12 months ended October 31, 2009?

A For the 12 months ended October 31, 2009, the Fund returned 37.79% at net asset value, while the Fund's benchmarks, the Merrill Lynch High Yield Master II Index and the Merrill Lynch Index of Convertible Bonds (Speculative Quality) returned 48.79% and 43.95%, respectively. Over the same 12 months, the average return of the 460 funds in Lipper's High Current Yield category was 35.59%.

Q What was the investment environment like for high-yield bonds during the 12 months ended October 31, 2009?

A It remained volatile. The U.S. economy slowed down severely during the fourth quarter of 2008 and the first quarter of 2009. The many government plans along with actions by the Federal Reserve Board (the Fed) appeared to succeed and confidence was restored, albeit from very low levels, as the capital markets opened up. While there is still a ways to go, corporate bond issuance has increased as the lending environment has become more forgiving. This backdrop has helped high-yield bonds enjoy a strong rally. The yield that the high-yield market was offering at the end of 2008 more than compensated investors for the increased default risk. During the 12-month period ended October 31, 2009, defaults rates rose, as expected, but the default rate of the Fund was considerably lower than that of the overall market.

Q What factors contributed to the Fund's benchmark-relative performance during the 12 months ended October 31, 2009?

A Unfavorable security selection was the primary reason behind the Fund's relative underperformance, specifically in basic materials and real estate. The Fund's ability to invest across a company's capital structure also hurt performance. In the best-case scenario, we look to invest the Fund in the best companies by holding high-yield bonds, floating-rate bank loans, equities and convertible securities. The Fund's allocation to equities hurt the portfolio's relative return during the 12-month period ended October 31,

4    Pioneer High Yield Fund | Annual Report | 10/31/09

   2009, as that market lagged high-yield bonds. Sector selection was neutral to the Fund's relative performance during the period. The Fund reaped a positive effect from underweight positions in media and utilities and an overweighting to real estate; while an overweighting in capital goods detracted from performance. On the plus side, the Fund's Class A shares outperformed the average return of the Lipper High Current Yield category over the 12 months ended October 31, 2009.

Q  What was your strategy for the Fund during the period?

A Within a challenging investment environment, we kept the Fund's positioning defensive, staying particularly cautious about investing in cyclical sectors due to concerns about the economy early in the period back in late 2008 and early 2009. We also emphasized higher-quality bonds. Going into the period at the beginning of November 2008, we reduced the Fund's stakes in both equities and convertible securities, which helped limit losses as those asset classes struggled. We underweighted the Fund in financials and consumer discretionary holdings at the same time that we overweighted the portfolio in capital goods. In the beginning of 2009, we added convertible securities to the portfolio, believing that a recent sell-off in that asset class provided considerable value, a move that helped the Fund's performance after convertibles posted a rebound. We also added to the Fund's high-yield energy exposure, because valuations in that area incorporated significantly lower commodity prices than we expected. Overall, we employed a bottom-up security selection process, looking across companies' capital structures for the best value.

Q Which Fund holdings detracted most from relative performance during the 12 months ended October 31, 2009, and which holdings contributed the most?

A Bonds issued by property management company Forest City Enterprises underperformed due to ongoing struggles within the real estate market. Lyondell/Basell, a commodity chemical company, lagged after unexpectedly filing for bankruptcy in early January 2009. In a similar vein, bonds issued by paper company Bowater struggled after the company headed into bankruptcy. Chemical company Georgia Gulf stumbled due to collapsing demand, which caused the value of its bonds to fall. The Fund's bond holdings in Foxwoods Gaming declined in price after the company posted weaker-than-expected financial results.

   Contributors to Fund performance during the 12 months ended October 31, 2009, included BF Saul, a real estate investment trust (REIT) taken over by another company that subsequently made a tender offer for the firm's bonds. Convertible preferred securities of Freeport-McMoRan Copper & Gold rebounded along with copper and gold prices. The convertible bonds of advertiser Interpublic Group outperformed after the company

                         Pioneer High Yield Fund | Annual Report | 10/31/09    5
   beat earnings expectations and due to sentiment that advertising was not suffering from the economic slowdown as much as the market had anticipated. Lastly, bonds issued by Nova Chemical rebounded nicely after its takeover was announced.

Q  What's your outlook?

A We think we should see a favorable environment for high-yield investing in the near term, as the effects of fiscal stimulus programs of the major economic powers begin to take hold. High-yielding corporate bonds still are trading at reasonable prices, as the global economy appears headed toward a period of renewed expansion. This is an environment that should support high-yield prices, although performance is not likely to match the results of the past six months (May 1, 2009 through October 31, 2009).

   We believe U.S. companies have aggressively reduced cost structures over the last two years. As the economy improves, we expect profits to grow even faster, which we believe should produce a good environment for investors in high-yield and convertible securities, as well as in the equity markets.

   One question that will hang over the markets, however, will be whether monetary authorities may tighten their policies and limit liquidity if they see the potential for the emergence of inflationary pressures as growth trends strengthen. Market uncertainty over the direction of monetary policy could add volatility to the fixed-income markets.

   In the weeks and months ahead, we intend to continue to focus on fundamental research and may consider adding to the Fund's investments in floating-rate bank loans, which offer additional protection against the risk of rising interest rates.

Please refer to the Schedule of Investments on pages 19-43 for a full listing of Fund securities.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations. These risks may increase share price volatility. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic,

6    Pioneer High Yield Fund | Annual Report | 10/31/09
political, or regulatory developments or other risks affecting those industries and sectors.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes.

                         Pioneer High Yield Fund | Annual Report | 10/31/09    7

Portfolio Summary | 10/31/09

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWNG DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                         54.3%
Convertible Corporate Bonds                                  15.8%
U.S. Common Stocks                                           14.5%
Temporary Cash Investments                                    7.8%
Senior Secured Loans                                          3.7%
Preferred Stocks                                              3.7%
Asset Backed Securities                                       0.1%
Collateralized Mortgage Obligations                           0.1%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total long-term securities)

[THE FOLLOWNG DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Industrials                                                  19.5%
Consumer Discretionary                                       14.9%
Materials                                                    13.8%
Energy                                                       12.9%
Financials                                                   10.9%
Health Care                                                  10.8%
Information Technology                                        6.1%
Telecommunication Services                                    4.8%
Utilities                                                     4.6%
Consumer Staples                                              1.7%

8    Pioneer High Yield Fund | Annual Report | 10/31/09

Quality Distribution
--------------------------------------------------------------------------------
(As a percentage of long-term securities; based on S&P ratings)

[THE FOLLOWNG DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

B                                                            48.1%
BB                                                           28.2%
CCC & Lower                                                  15.2%
BBB                                                           4.0%
Not Rated                                                     3.2%
Cash Equivalents                                              1.2%
A & Higher                                                    0.1%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term securities)*

 1.    Tesoro Corp., 6.625%, 11/1/15                         2.50%
 2.    Novelis, Inc., 7.25%, 2/15/15                         1.90
 3.    Forest City Enterprises, Inc., 6.5%, 2/1/17           1.88
 4.    Georgia Gulf Corp.                                    1.70
 5.    Nova Chemicals Corp., 7.875%, 9/15/25                 1.61
 6.    Forest City Enterprises, Inc., 7.625%, 6/1/15         1.60
 7.    WESCO International, Inc., 6.0%, 9/15/29              1.58
 8.    Interpublic Group Companies, 4.25%, 3/15/23           1.55
 9.    Anixter International Corp., 5.95%, 3/1/15            1.32
10.    Freeport-McMoRan Copper & Gold, Inc. (Class B)        1.28

* This list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

                         Pioneer High Yield Fund | Annual Report | 10/31/09    9

Prices and Distributions | 10/31/09

Net Asset Value per Share
--------------------------------------------------------------------------------

     Class                         10/31/09                     10/31/08
       A                            $8.69                       $6.99
--------------------------------------------------------------------------------
       B                            $8.74                       $7.03
--------------------------------------------------------------------------------
       C                            $8.83                       $7.10
--------------------------------------------------------------------------------
       R                            $9.70                       $7.79
--------------------------------------------------------------------------------
       Y                            $8.69                       $6.99
--------------------------------------------------------------------------------
       Z                            $8.65                       $7.01
--------------------------------------------------------------------------------

Distributions per Share: 11/1/08-10/31/09
--------------------------------------------------------------------------------

                     Net Investment        Short-Term             Long-Term
      Class             Income           Capital Gains          Capital Gains
       A               $0.6088                $ --                 $0.0934
--------------------------------------------------------------------------------
       B               $0.5648                $ --                 $0.0934
--------------------------------------------------------------------------------
       C               $0.5753                $ --                 $0.0934
--------------------------------------------------------------------------------
       R               $0.6744                $ --                 $0.0934
--------------------------------------------------------------------------------
       Y               $0.6500                $ --                 $0.0934
--------------------------------------------------------------------------------
       Z               $0.6482                $ --                 $0.0934
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Merrill Lynch (ML) High Yield Master II Index is a commonly accepted measure of the performance of high yield securities. The Merrill Lynch (ML) Index of Convertible Bonds (Speculative Quality) is a commonly accepted measure of the performance of speculative grade convertible bond securities. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expense or sales charges. You cannot invest directly in an index.

The indexes defined here pertain to the "Value of $10,000 Investment" charts on pages 11-16.

10    Pioneer High Yield Fund | Annual Report | 10/31/09

Performance Update | 10/31/09                                    Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer High Yield Fund at public offering price, compared to that of the Merrill Lynch (ML) High Yield Master II Index and Merrill Lynch
(ML) Index of Convertible Bonds (Speculative Quality).

Average Annual Total Returns
(As of October 31, 2009)
--------------------------------------------------------------------------------
                                           Net             Public
                                           Asset Value     Offering
Period                                     (NAV)           Price (POP)
--------------------------------------------------------------------------------
10 Years                                    8.89%           8.40%
5 Years                                     3.73            2.79
1 Year                                     37.79           31.58
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2009, as
revised June 1, 2009)
--------------------------------------------------------------------------------
                                           Gross           Net
--------------------------------------------------------------------------------
                                            1.33%           1.33%
--------------------------------------------------------------------------------

[THE FOLLOWNG DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                       Pioneer             ML High Yield   ML Index of
                       High Yield          Master II       Convertible Bonds
                       Fund                Index           (Speculative Quality)
10/31/1999              $9,550             $10,000         $10,000
10/31/2000             $12,527             $11,385          $9,837
10/31/2001             $13,069              $8,293          $9,842
10/31/2002             $12,621              $8,074          $9,199
10/31/2003             $17,270             $11,533         $12,244
10/31/2004             $18,647             $12,552         $13,731
10/31/2005             $19,297             $12,839         $14,275
10/31/2006             $21,222             $14,899         $15,750
10/31/2007             $24,001             $16,691         $16,829
10/31/2008             $16,254              $9,491         $12,366
10/31/2009             $22,397             $13,662         $18,399

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 4.50% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

On February 25, 2000, Pioneer High Yield Fund acquired the assets of Third Avenue High Yield Fund (inception 2/12/98) in a reorganization. The performance of Class A, Class B and Class C shares includes the performance of Third Avenue High Yield Fund's single class of shares prior to the reorganization, which has been reduced to reflect any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Third Avenue High Yield Fund.

                        Pioneer High Yield Fund | Annual Report | 10/31/09    11

Performance Update | 10/31/09                                    Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer High Yield Fund, compared to that of the Merrill Lynch (ML) High Yield Master II Index and Merrill Lynch (ML) Index of Convertible Bonds (Speculative Quality).

Average Annual Total Returns
(As of October 31, 2009)
--------------------------------------------------------------------------------
                                           If              If
Period                                     Held            Redeemed
--------------------------------------------------------------------------------
10 Years                                    8.15%           8.15%
5 Years                                     2.99            2.99
1 Year                                     36.89           32.89
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2009, as
revised June 1, 2009)
--------------------------------------------------------------------------------
                                           Gross           Net
--------------------------------------------------------------------------------
                                            2.06%           2.06%
--------------------------------------------------------------------------------

[THE FOLLOWNG DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                       Pioneer             ML High Yield   ML Index of
                       High Yield          Master II       Convertible Bonds
                       Fund                Index           (Speculative Quality)
10/31/1999             $10,000             $10,000         $10,000
10/31/2000             $13,080             $11,385          $9,837
10/31/2001             $13,532              $8,293          $9,842
10/31/2002             $12,963              $8,074          $9,199
10/31/2003             $17,623             $11,533         $12,244
10/31/2004             $18,895             $12,552         $13,731
10/31/2005             $19,388             $12,839         $14,275
10/31/2006             $21,182             $14,899         $15,750
10/31/2007             $23,773             $16,691         $16,829
10/31/2008             $15,995              $9,491         $12,366
10/31/2009             $21,896             $13,662         $18,399

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares continues to be 4%. For more complete information, please see the prospectus.
Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerinvestments.com.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

On February 25, 2000, Pioneer High Yield Fund acquired the assets of Third Avenue High Yield Fund (inception 2/12/98) in a reorganization. The performance of Class A, Class B and Class C shares includes the performance of Third Avenue High Yield Fund's single class of shares prior to the reorganization, which has been reduced to reflect any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Third Avenue High Yield Fund.

12    Pioneer High Yield Fund | Annual Report | 10/31/09

Performance Update | 10/31/09                                    Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer High Yield Fund, compared to that of the Merrill Lynch (ML) High Yield Master II Index and Merrill Lynch (ML) Index of Convertible Bonds (Speculative Quality).

Average Annual Total Returns
(As of October 31, 2009)
--------------------------------------------------------------------------------
                                           If              If
Period                                     Held            Redeemed
--------------------------------------------------------------------------------
10 Years                                    8.25%           8.25%
5 Years                                     3.02            3.02
1 Year                                     37.01           37.01
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2009, as
revised June 1, 2009)
--------------------------------------------------------------------------------
                                           Gross           Net
--------------------------------------------------------------------------------
                                            2.00%           2.00%
--------------------------------------------------------------------------------

[THE FOLLOWNG DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                       Pioneer             ML High Yield   ML Index of
                       High Yield          Master II       Convertible Bonds
                       Fund                Index           (Speculative Quality)
10/31/1999             $10,000             $10,000         $10,000
10/31/2000             $13,194             $11,385          $9,837
10/31/2001             $13,656              $8,293          $9,842
10/31/2002             $13,087              $8,074          $9,199
10/31/2003             $17,768             $11,533         $12,244
10/31/2004             $19,048             $12,552         $13,731
10/31/2005             $19,552             $12,839         $14,275
10/31/2006             $21,356             $14,899         $15,750
10/31/2007             $23,995             $16,691         $16,829
10/31/2008             $16,130              $9,491         $12,366
10/31/2009             $22,100             $13,662         $18,399

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

On February 25, 2000, Pioneer High Yield Fund acquired the assets of Third Avenue High Yield Fund (inception 2/12/98) in a reorganization. The performance of Class A, Class B and Class C shares includes the performance of Third Avenue High Yield Fund's single class of shares prior to the reorganization, which has been reduced to reflect any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Third Avenue High Yield Fund.

                        Pioneer High Yield Fund | Annual Report | 10/31/09    13

Performance Update | 10/31/09                                    Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer High Yield Fund, compared to that of the Merrill Lynch (ML) High Yield Master II Index and Merrill Lynch (ML) Index of Convertible Bonds (Speculative Quality).

Average Annual Total Returns
(As of October 31, 2009)
--------------------------------------------------------------------------------
                                           If              If
Period                                     Held            Redeemed
--------------------------------------------------------------------------------
10 Years                                    8.60%           8.60%
5 Years                                     3.49            3.49
1 Year                                     37.73           37.73
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2009)
--------------------------------------------------------------------------------
                                           Gross           Net
--------------------------------------------------------------------------------
                                             1.47%          1.47%
--------------------------------------------------------------------------------

[THE FOLLOWNG DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                       Pioneer             ML High Yield   ML Index of
                       High Yield          Master II       Convertible Bonds
                       Fund                Index           (Speculative Quality)
10/31/1999             $10,000             $10,000         $10,000
10/31/2000             $13,047             $11,385          $9,837
10/31/2001             $13,543              $8,293          $9,842
10/31/2002             $13,014              $8,074          $9,199
10/31/2003             $17,783             $11,533         $12,244
10/31/2004             $19,216             $12,552         $13,731
10/31/2005             $19,801             $12,839         $14,275
10/31/2006             $21,716             $14,899         $15,750
10/31/2007             $24,487             $16,691         $16,829
10/31/2008             $16,563              $9,491         $12,366
10/31/2009             $22,812             $13,662         $18,399

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance of Class R shares shown for the period prior to the commencement of operations of Class R shares on April 1, 2003 is based on the performance of the Fund's Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period after April 1, 2003, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

On February 25, 2000, Pioneer High Yield Fund acquired the assets of Third Avenue High Yield Fund (inception 2/12/98) in a reorganization. The performance of Class R shares includes the net asset value performance of Third Avenue High Yield Fund's single class of shares prior to the reorganization, which has been restated to reflect the higher distribution and service fees of Class R shares. This adjustment has the effect of reducing the previously reported performance of Third Avenue High Yield Fund.

14    Pioneer High Yield Fund | Annual Report | 10/31/09

Performance Update | 10/31/09                          Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer High Yield Fund, compared to that of the Merrill Lynch (ML) High Yield Master II Index and Merrill Lynch (ML) Index of Convertible Bonds (Speculative Quality).

Average Annual Total Returns
(As of October 31, 2009)
--------------------------------------------------------------------------------
                                           If              If
Period                                     Held            Redeemed
--------------------------------------------------------------------------------
10 Years                                    9.22%           9.22%
5 Years                                     4.24            4.24
1 Year                                     38.59           38.59
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2009)
--------------------------------------------------------------------------------
                                           Gross           Net
--------------------------------------------------------------------------------
                                            0.76%           0.76%
--------------------------------------------------------------------------------

[THE FOLLOWNG DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                       Pioneer             ML High Yield   ML Index of
                       High Yield          Master II       Convertible Bonds
                       Fund                Index           (Speculative Quality)
10/31/1999             $10,000             $10,000         $10,000
10/31/2000             $13,058             $11,385          $9,837
10/31/2001             $13,617              $8,293          $9,842
10/31/2002             $13,189              $8,074          $9,199
10/31/2003             $18,104             $11,533         $12,244
10/31/2004             $19,619             $12,552         $13,731
10/31/2005             $20,388             $12,839         $14,275
10/31/2006             $22,514             $14,899         $15,750
10/31/2007             $25,549             $16,691         $16,829
10/31/2008             $17,426              $9,491         $12,366
10/31/2009             $24,150             $13,662         $18,399

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

On February 25, 2000, Pioneer High Yield Fund acquired the assets of Third Avenue High Yield Fund (inception 2/12/98) in a reorganization. The performance of Class Y shares includes the net asset value performance of Third Avenue High Yield Fund's single class of shares prior to the reorganization, which has not been restated to reflect any differences in expenses.

                        Pioneer High Yield Fund | Annual Report | 10/31/09    15

Performance Update | 10/31/09                                    Class Z Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer High Yield Fund, compared to that of the Merrill Lynch (ML) High Yield Master II Index and Merrill Lynch (ML) Index of Convertible Bonds (Speculative Quality).

Average Annual Total Returns
(As of October 31, 2009)
--------------------------------------------------------------------------------
                                           If              If
Period                                     Held            Redeemed
--------------------------------------------------------------------------------
 10 Years                                   8.96%           8.96%
 5 Years                                    3.87            3.87
 1 Year                                    37.48           37.48
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2009)
--------------------------------------------------------------------------------
                                           Gross           Net
--------------------------------------------------------------------------------
                                            1.02%           0.85%
--------------------------------------------------------------------------------

[THE FOLLOWNG DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                       Pioneer             ML High Yield   ML Index of
                       High Yield          Master II       Convertible Bonds
                       Fund                Index           (Speculative Quality)
10/31/1999             $10,000             $10,000          $10,000
10/31/2000             $13,111             $11,385           $9,837
10/31/2001             $13,678              $8,293           $9,842
10/31/2002             $13,210              $8,074           $9,199
10/31/2003             $18,075             $11,533          $12,244
10/31/2004             $19,517             $12,552          $13,731
10/31/2005             $20,197             $12,839          $14,275
10/31/2006             $22,212             $14,899          $15,750
10/31/2007             $25,146             $16,691          $16,829
10/31/2008             $17,161              $9,491          $12,366
10/31/2009             $23,593             $13,662          $18,399

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for periods prior to the inception of Class Z shares on July 6, 2007 reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees, applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance for Class Z shares prior to their inception July 6, 2007 would have been higher than the performance shown. Class Z shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through March 1, 2012, for Class Z shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

On February 25, 2000, Pioneer High Yield Fund acquired the assets of Third Avenue High Yield Fund (inception 2/12/98) in a reorganization. The performance of Class Z shares includes the net asset value performance of Third Avenue High Yield Fund's single class of shares prior to the reorganization, which has not been restated to reflect any differences in expenses.

16    Pioneer High Yield Fund | Annual Report | 10/31/09

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000 Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer High Yield Fund

Based on actual returns from May 1, 2009 through October 31, 2009.

Share Class                    A               B               C               R               Y               Z
Beginning Account          $1,000.00       $1,000.00       $1,000.00       $1,000.00       $1,000.00       $1,000.00
Value on 5/1/09
---------------------------------------------------------------------------------------------------------------------
Ending Account Value       $1,326.56       $1,322.10       $1,322.49       $1,325.47       $1,330.29       $1,317.99
(after expenses)
on 10/31/09
---------------------------------------------------------------------------------------------------------------------
Expenses Paid              $    7.33       $   11.94       $   11.59       $    8.62       $    4.58       $    4.97
During Period*
---------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, 2.04%, 1.98%, 1.47%, 0.78% and 0.85% for class A, B, C, R, Y and Z, shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

                        Pioneer High Yield Fund | Annual Report | 10/31/09    17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer High Yield Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from May 1, 2009 through October 31, 2009.

Share Class                    A               B               C               R               Y               Z
Beginning Account          $1,000.00       $1,000.00       $1,000.00       $1,000.00       $1,000.00       $1,000.00
Value on 5/1/09
---------------------------------------------------------------------------------------------------------------------
Ending Account Value       $1,018.90       $1,014.92       $1,015.22       $1,017.80       $1,021.27       $1,020.92
(after expenses)
on 10/31/09
---------------------------------------------------------------------------------------------------------------------
Expenses Paid              $    6.36       $   10.36       $   10.06       $    7.48       $    3.97       $    4.33
During Period*
---------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, 2.04%, 1.98%, 1.47%, 0.78% and 0.85% for class A, B, C, R, Y and Z, shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

18    Pioneer High Yield Fund | Annual Report | 10/31/09

Schedule of Investments | 10/31/09

                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount           (unaudited)   (unaudited)                                                Value
                                              CONVERTIBLE CORPORATE BONDS -- 16.8%
                                              ENERGY -- 2.4%
                                              Coal & Consumable Fuels -- 0.6%
$ 22,813,000                        BB-/NR    Massey Energy Co., 3.25%, 8/1/15            $   18,307,433
--------------------------------------------------------------------------------------------------------
                                              Oil & Gas Equipment & Services -- 0.4%
  11,610,000                         BB/NR    Exterran Holdings, Inc., 4.25%, 6/15/14     $   13,307,963
--------------------------------------------------------------------------------------------------------
                                              Oil & Gas Exploration & Production -- 1.4%
  11,617,000                         B+/NR    Bill Barrett Corp., 5.0%, 3/15/28           $   11,224,926
   6,735,000                         NA/NA    Carrizo Oil & Gas, Inc., 4.875%, 6/1/28          5,581,631
  25,265,000                        BB/Ba3    Chesapeake Energy Co., 2.5%
                                              5/15/37 (c)                                     22,264,781
                                                                                          --------------
                                                                                          $   39,071,338
                                                                                          --------------
                                              Total Energy                                $   70,686,734
--------------------------------------------------------------------------------------------------------
                                              MATERIALS -- 0.2%
                                              Steel -- 0.2%
   5,130,000                        BB+/NR    Steel Dynamics, Inc., 5.125%, 6/15/14       $    5,540,400
                                                                                          --------------
                                              Total Materials                             $    5,540,400
--------------------------------------------------------------------------------------------------------
                                              CAPITAL GOODS -- 3.6%
                                              Construction & Farm Machinery & Heavy Trucks -- 0.8%
  11,299,000                      CCC/Caa2    Greenbrier Co., Inc., 2.375%, 5/15/26 (c)   $    7,824,558
  17,095,000                          B/B1    Navistar International Corp., 3.0%,
                                              10/15/14                                        16,090,669
                                                                                          --------------
                                                                                          $   23,915,227
--------------------------------------------------------------------------------------------------------
                                              Electrical Component & Equipment -- 1.3%
   9,945,000                         B+/B1    General Cable Corp., 1.0%, 10/15/12         $    9,323,438
  43,587,000                       BB+/Ba1    Roper Industries, Inc., 1.4813%, 1/15/34        27,132,908
                                                                                          --------------
                                                                                          $   36,456,346
--------------------------------------------------------------------------------------------------------
                                              Trading Companies & Distributors -- 1.6%
  37,627,000                          B/NR    WESCO International, Inc., 6.0%,
                                              9/15/29                                     $   45,058,333
                                                                                          --------------
                                              Total Capital Goods                         $  105,429,906
--------------------------------------------------------------------------------------------------------
                                              COMMERCIAL SERVICES & SUPPLIES -- 0.5%
                                              Environmental & Facilities Services -- 0.4%
  12,475,000                         B/Ba3    Covanta Holding, Corp., 3.25, 6/1/14        $   13,972,000
                                                                                          --------------
                                              Total Commercial Services & Supplies        $   13,972,000
--------------------------------------------------------------------------------------------------------
                                              TRANSPORTATION -- 0.5%
                                              Marine -- 0.5%
  17,745,000                     CCC+/Caa2    Horizon Lines, Inc., 4.25%, 8/15/12         $   13,996,369
                                                                                          --------------
                                              Total Transportation                        $   13,996,369
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Annual Report | 10/31/09    19

                Floating      S&P/Moody's
Principal       Rate (b)      Ratings
Amount          (unaudited)   (unaudited)                                                 Value
                                               CONSUMER DURABLES & APPAREL -- 0.5%
                                               Homebuilding -- 0.5%
$ 12,580,000                       BB-/Ba3     D.R. Horton, Inc., 2.0% 5/15/14 (c)        $   13,838,000
                                                                                          --------------
                                               Total Consumer Durables & Apparel          $   13,838,000
--------------------------------------------------------------------------------------------------------
                                               MEDIA -- 1.8%
                                               Advertising -- 1.5%
  45,689,000                        B+/Ba3     Interpublic Group Cos., 4.25%, 3/15/23     $   44,032,774
--------------------------------------------------------------------------------------------------------
                                               Movies & Entertainment -- 0.2%
   9,137,000                       CCC+/NR     Live Nation, Inc., 2.875%, 7/15/27         $    6,567,219
                                                                                          --------------
                                               Total Media                                $   50,599,993
--------------------------------------------------------------------------------------------------------
                                               RETAILING -- 0.2%
                                               Automotive Retail -- 0.1%
   5,750,000                     CCC-/Caa3     Sonic Automotive, Inc., 5.0%, 10/1/29      $    5,649,375
                                                                                          --------------
                                               Total Retailing                            $    5,649,375
--------------------------------------------------------------------------------------------------------
                                               FOOD, BEVERAGE & TOBACCO -- 0.4%
                                               Tobacco -- 0.3%
   9,945,000                       B-/Caa1     Alliance One International, Inc., 5.5%,
                                               7/15/14 (144A)                             $   11,125,969
                                                                                          --------------
                                               Total Food, Beverage & Tobacco             $   11,125,969
--------------------------------------------------------------------------------------------------------
                                               HEALTH CARE EQUIPMENT & SERVICES -- 2.0%
                                               Health Care Equipment -- 0.7%
  26,352,000                        BB-/NR     Hologic, Inc., 2.0%, 121537                $   21,378,060
--------------------------------------------------------------------------------------------------------
                                               Health Care Services -- 1.0%
  36,665,000                         B+/B3     Omnicare, Inc., 3.25%, 12/15/35            $   29,194,506
--------------------------------------------------------------------------------------------------------
                                               Health Care Supplies -- 0.2%
   5,270,000                         B-/NR     Inverness Medical Innovation, Inc., 3.0%,
                                               5/15/16                                    $    5,612,550
   1,240,000                         B-/NR     Inverness Medical Innovation, Inc., 3.0%,
                                               5/15/16 (144A)                                  1,320,600
                                                                                          --------------
                                                                                          $    6,933,150
                                                                                          --------------
                                               Total Health Care Equipment & Services     $   57,505,716
--------------------------------------------------------------------------------------------------------
                                               PHARMACEUTICALS & BIOTECHNOLOGY -- 0.9%
                                               Biotechnology -- 0.9%
  14,400,000                         B-/NA     Biomarin Pharmaceuticals, Inc., 1.875%,
                                               4/23/17                                    $   13,626,000
  19,255,000                         NA/NA     Mannkind Corp., 3.75%, 12/15/13 (c)            11,841,825
                                                                                          --------------
                                                                                          $   25,467,825
                                                                                          --------------
                                               Total Pharmaceuticals & Biotechnology      $   25,467,825
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20    Pioneer High Yield Fund | Annual Report | 10/31/09

               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount         (unaudited)   (unaudited)                                                     Value
                                              DIVERSIFIED FINANCIALS -- 0.1%
                                              Consumer Finance -- 0.1%
$ 4,150,000                         NA/NA     Dollar Financial Corp., 2.875%, 6/30/27
                                              (144A) (c)                                     $    3,408,188
                                                                                             --------------
                                              Total Diversified Financials                   $    3,408,188
-----------------------------------------------------------------------------------------------------------
                                              REAL ESTATE -- 0.5%
                                              Office Real Estate Investment Trust -- 0.5%
 14,100,000                         NR/NR     Alexandria Real Estate Investment Trust,
                                              3.7%, 1/15/27 (114A)                           $   13,007,250
                                                                                             --------------
                                              Total Real Estate                              $   13,007,250
-----------------------------------------------------------------------------------------------------------
                                              SOFTWARE & SERVICES -- 0.0%
                                              Data Processing & Outsourced Services -- 0.0%
    575,000                         NR/WD     CSG Systems International, Inc., 2.5%,
                                              6/15/24                                        $      560,625
                                                                                             --------------
                                              Total Software & Services                      $      560,625
-----------------------------------------------------------------------------------------------------------
                                              TECHNOLOGY HARDWARE & EQUIPMENT -- 2.1%
                                              Communications Equipment -- 0.9%
 13,450,000                          B/NR     CommScope, Inc., 3.25%, 7/1/15                 $   16,156,813
 16,645,000                          D/WR     Nortel Networks Corp., 2.125%,
                                              4/15/14 (e)                                         9,217,169
                                                                                             --------------
                                                                                             $   25,373,982
-----------------------------------------------------------------------------------------------------------
                                              Electronic Equipment & Instruments -- 0.7%
  7,125,000                        BB-/NR     L-1 Identity Solutions, Inc., 3.75%,
                                              5/15/27                                        $    6,394,688
 17,000,000                         NR/NR     Newport Corp., 2.5%, 2/15/12 (144A)                14,811,250
                                                                                             --------------
                                                                                             $   21,205,938
-----------------------------------------------------------------------------------------------------------
                                              Technology Distributors -- 0.5%
 11,755,000                        BB-/NR     Anixter International, Inc., 1.0%, 2/15/13     $   10,770,519
  3,750,000                        BB-/NR     Anixter International, Inc., 1.0%,
                                              2/15/13 (144A)                                      3,435,938
                                                                                             --------------
                                                                                             $   14,206,457
                                                                                             --------------
-----------------------------------------------------------------------------------------------------------
                                              TELECOMMUNICATION SERVICES -- 1.0%
                                              Alternative Carriers -- 0.5%
 15,385,000                         B-/B3     Time Warner Telecom, Inc., 2.375%,
                                              4/1/26                                         $   14,538,825
-----------------------------------------------------------------------------------------------------------
                                              Integrated Telecommunication Services -- 0.3%
  8,828,000                         B+/NR     MasTec, Inc., 4.0%, 6/15/14                    $    9,181,120
-----------------------------------------------------------------------------------------------------------
                                              Wireless Telecommunication Services -- 0.2%
  4,860,000                          B/B2     SBA Communications Corp., 4.0%,
                                              10/1/14                                        $    5,655,825
                                                                                             --------------
                                              Total Telecommunication Services               $   29,375,770
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Annual Report | 10/31/09    21

                Floating      S&P/Moody's
Principal       Rate (b)      Ratings
Amount          (unaudited)   (unaudited)                                                Value
                                               UTILITIES -- 0.2%
                                               Multi-Utilities -- 0.1%
$  4,610,000                       BB+/Ba1     CMS Energy Corp., 5.5%, 6/15/29           $    5,174,719
                                                                                         --------------
                                               Total Utilities                           $    5,174,719
-------------------------------------------------------------------------------------------------------
                                               TOTAL CONVERTIBLE CORPORATE BONDS
                                               (Cost $465,265,288)                       $  486,125,216
-------------------------------------------------------------------------------------------------------
 Shares
                                               PREFERRED STOCKS -- 4.0%
                                               ENERGY -- 0.6%
                                               Oil & Gas Exploration & Production -- 0.6%
     106,500                                   Whiting Petroleum Corp., 6.25%,
                                               12/31/99                                  $   16,216,755
                                                                                         --------------
                                               Total Energy                              $   16,216,755
-------------------------------------------------------------------------------------------------------
                                               MATERIALS -- 0.4%
                                               Diversified Metals & Mining -- 0.4%
     115,700                                   Freeport-McMoRan Copper & Gold, Inc.,
                                               6.75%, 5/1/10                             $   12,379,900
                                                                                         --------------
                                               Total Materials                           $   12,379,900
-------------------------------------------------------------------------------------------------------
                                               CAPITAL GOODS -- 0.4%
                                               Electrical Component & Equipment -- 0.3%
      68,400                                   General Cable Corp., 5.75%, 11/24/13      $   10,644,750
                                                                                         --------------
                                               Total Capital Goods                       $   10,644,750
-------------------------------------------------------------------------------------------------------
                                               HEALTH CARE EQUIPMENT & SERVICES -- 0.6%
                                               Health Care Supplies -- 0.6%
      73,038                                   Inverness Medical Corp. ,3.0%, 12/31/49   $   18,770,766
                                                                                         --------------
                                               Total Health Care Equipment & Services    $   18,770,766
-------------------------------------------------------------------------------------------------------
                                               BANKS -- 0.7%
                                               Thrifts & Mortgage Finance -- 0.7%
     726,432                                   Sovereign Cap Trust IV, 4.375%, 3/1/34    $   20,340,096
                                                                                         --------------
                                               Total Banks                               $   20,340,096
-------------------------------------------------------------------------------------------------------
                                               DIVERSIFIED FINANCIALS -- 0.6%
                                               Diversified Financial Services -- 0.6%
      21,565                                   Bank of America Corp., 7.25%,
                                               12/31/49 (c)                              $   18,143,281
                                                                                         --------------
                                               Total Diversified Financials              $   18,143,281
-------------------------------------------------------------------------------------------------------
                                               UTILITIES -- 0.6%
                                               Multi-Utilities -- 0.6%
     253,300                                   CMS Energy Corp., 4.5%, 12/31/49          $   17,889,313
                                                                                         --------------
                                               Total Utilities                           $   17,889,313
-------------------------------------------------------------------------------------------------------
                                               TOTAL PREFERRED STOCKS
                                               (Cost $101,749,755)                       $  114,384,861
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22    Pioneer High Yield Fund | Annual Report | 10/31/09

              Floating      S&P/Moody's
              Rate (b)      Ratings
Shares        (unaudited)   (unaudited)                                           Value
                                            COMMON STOCKS -- 15.5%
                                            ENERGY -- 0.9%
                                            Integrated Oil & Gas -- 0.2%
    222,600                                 Marathon Oil Corp.                    $    7,116,522
------------------------------------------------------------------------------------------------
                                            Oil & Gas Drilling -- 0.4%
  2,643,593                                 Hercules Offshore, Inc.*              $   13,561,632
------------------------------------------------------------------------------------------------
                                            Oil & Gas Exploration & Production -- 0.2%
    424,463                                 Sandridge Energy, Inc.*(c)            $    4,342,256
                                                                                  --------------
                                            Total Energy                          $   25,020,410
------------------------------------------------------------------------------------------------
                                            MATERIALS -- 3.7%
                                            Commodity Chemicals -- 1.7%
  3,370,838                                 Georgia Gulf Corp.*                   $   48,438,942
------------------------------------------------------------------------------------------------
                                            Construction Materials -- 0.2%
    169,094                                 Texas Industries, Inc. (c)            $    5,629,139
------------------------------------------------------------------------------------------------
                                            Diversified Chemical -- 0.2%
    130,742                                 FMC Corp.                             $    6,680,916
------------------------------------------------------------------------------------------------
                                            Diversified Metals & Mining -- 1.5%
    494,794                                 Freeport McMoRan Copper & Gold, Inc.
                                            (Class B)*                            $   36,298,088
  2,600,200                                 Polyment Mining Corp.*                     6,864,528
    272,200                                 Titanium Metals Corp. (c)                  2,340,920
                                                                                  --------------
                                                                                  $   45,503,536
------------------------------------------------------------------------------------------------
                                            Gold -- 0.0%
     38,200                                 Barrick Gold Corp.                    $    1,372,526
                                                                                  --------------
                                            Total Materials                       $  107,625,059
------------------------------------------------------------------------------------------------
                                            CAPITAL GOODS -- 3.3%
                                            Aerospace & Defense -- 1.4%
    873,300                                 BE Aerospace, Inc.*(c)                $   15,483,609
    263,303                                 DigitalGlobe, Inc.*                        5,879,556
    321,000                                 GeoEye, Inc.*                              8,143,770
    211,875                                 ITT Corp.                                 10,742,063
                                                                                  --------------
                                                                                  $   40,248,998
------------------------------------------------------------------------------------------------
                                            Building Products -- 0.2%
    207,312                                 Lennox International, Inc. (c)        $    6,980,195
------------------------------------------------------------------------------------------------
                                            Construction & Farm Machinery & Heavy Trucks -- 0.1%
    623,514                                 Commercial Vehicle Group, Inc.*       $    2,949,221
------------------------------------------------------------------------------------------------
                                            Electrical Component & Equipment -- 0.7%
    259,100                                 Cooper Industries Plc*                $   10,024,579
    321,400                                 General Cable Corp.*(c)                   10,008,396
                                                                                  --------------
                                                                                  $   20,032,975
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Annual Report | 10/31/09    23

              Floating      S&P/Moody's
              Rate (b)      Ratings
Shares        (unaudited)   (unaudited)                                                Value
                                             Industrial Machinery -- 0.8%
    318,480                                  ESCO Electronics Corp.*(c)                $   12,509,894
    480,100                                  Kennametal, Inc.                              11,311,156
                                                                                       --------------
                                                                                       $   23,821,050
                                                                                       --------------
                                             Total Capital Goods                       $   94,032,439
-----------------------------------------------------------------------------------------------------
                                             CONSUMER SERVICES -- 1.4%
                                             Casinos & Gaming -- 0.7%
    410,900                                  International Game Technology             $    7,330,456
    591,500                                  Scientific Games Corp.*(c)                     8,322,405
    128,515                                  WMS Industries, Inc.*                          5,138,030
                                                                                       --------------
                                                                                       $   20,790,891
-----------------------------------------------------------------------------------------------------
                                             Restaurants -- 0.2%
    406,201                                  Starbucks Corp.*(c)                       $    7,709,695
-----------------------------------------------------------------------------------------------------
                                             Specialized Consumer Services -- 0.4%
  1,563,840                                  Service Corp., International              $   10,743,581
                                                                                       --------------
                                             Total Consumer Services                   $   39,244,167
-----------------------------------------------------------------------------------------------------
                                             MEDIA -- 0.2%
                                             Movies & Entertainment -- 0.1%
    134,390                                  Cinemark Holdings, Inc. (c)               $    1,557,580
-----------------------------------------------------------------------------------------------------
                                             Publishing -- 0.1%
    154,300                                  McGraw-Hill Co., Inc.                     $    4,440,754
                                                                                       --------------
                                             Total Media                               $    5,998,334
-----------------------------------------------------------------------------------------------------
                                             RETAILING -- 0.3%
                                             Automotive Retail -- 0.0%
    210,574                                  Sonic Automotive, Inc.*(c)                $    1,882,532
-----------------------------------------------------------------------------------------------------
                                             Department Stores -- 0.2%
    193,200                                  J.C. Penney Co., Inc.                     $    6,400,716
                                                                                       --------------
                                             Total Retailing                           $    8,283,248
-----------------------------------------------------------------------------------------------------
                                             FOOD, BEVERAGE & TOBACCO -- 0.2%
                                             Tobacco -- 0.2%
  1,334,100                                  Alliance One International, Inc.*(c)      $    5,883,381
                                                                                       --------------
                                             Total Food, Beverage & Tobacco            $    5,883,381
-----------------------------------------------------------------------------------------------------
                                             HEALTH CARE EQUIPMENT & SERVICES -- 0.8%
                                             Health Care Supplies -- 0.1%
    146,000                                  Inverness Medical Innovations, Inc.*(c)   $    5,549,460
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24    Pioneer High Yield Fund | Annual Report | 10/31/09

              Floating      S&P/Moody's
              Rate (b)      Ratings
Shares        (unaudited)   (unaudited)                                               Value
                                             Managed Health Care -- 0.6%
    239,932                                  Aetna Inc.                               $    6,245,430
    204,500                                  CIGNA Corp.                                   5,693,280
    208,700                                  United Healthcare Group, Inc.                 5,415,765
                                                                                      --------------
                                                                                      $   17,354,475
                                                                                      --------------
                                             Total Health Care Equipment & Services   $   22,903,935
----------------------------------------------------------------------------------------------------
                                             PHARMACEUTICALS & BIOTECHNOLOGY -- 1.6%
                                             Life Sciences Tools & Services -- 1.6%
    212,545                                  Bio-Rad Laboratories, Inc.*              $   18,999,398
    361,500                                  Thermo Fisher Scientific, Inc.*              16,267,500
    205,600                                  Waters Corp.*                                11,807,608
                                                                                      --------------
                                                                                      $   47,074,506
                                                                                      --------------
                                             Total Pharmaceuticals & Biotechnology    $   47,074,506
----------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 0.2%
                                             Asset Management & Custody Banks -- 0.2%
    168,739                                  Legg Mason, Inc. (c)                     $    4,911,992
                                                                                      --------------
                                             Total Diversified Financials             $    4,911,992
----------------------------------------------------------------------------------------------------
                                             REAL ESTATE -- 0.4%
                                             Mortgage Real Estate Investment Trust -- 0.4%
    696,356                                  Annaly Capital Management, Inc.          $   11,775,380
                                                                                      --------------
                                             Total Real Estate                        $   11,775,380
----------------------------------------------------------------------------------------------------
                                             TECHNOLOGY HARDWARE & EQUIPMENT -- 0.9%
                                             Communications Equipment -- 0.1%
    137,338                                  CommScope, Inc.*                         $    3,710,873
----------------------------------------------------------------------------------------------------
                                             Electronic Equipment & Instruments -- 0.5%
    252,542                                  Itron, Inc.*                             $   15,162,622
----------------------------------------------------------------------------------------------------
                                             Electronic Manufacturing Services -- 0.2%
    290,100                                  Tyco Electronics, Ltd. (c)               $    6,164,625
                                                                                      --------------
                                             Total Technology Hardware & Equipment    $   25,038,120
----------------------------------------------------------------------------------------------------
                                             TELECOMMUNICATION SERVICES -- 0.4%
                                             Integrated Telecommunication Services -- 0.3%
    146,753                                  General Communication, Inc.*(c)          $      902,531
  1,067,700                                  Windstream Corp.                             10,292,628
                                                                                      --------------
                                                                                      $   11,195,159
                                                                                      --------------
                                             Total Telecommunication Services         $   11,195,159
----------------------------------------------------------------------------------------------------
                                             UTILITIES -- 1.3%
                                             Gas Utilities -- 0.1%
    115,200                                  Questar Corp.                            $    4,589,568
----------------------------------------------------------------------------------------------------
                                             Independent Power Producer & Energy Traders -- 0.8%
    962,182                                  NRG Energy, Inc.*(c)                     $   22,120,564
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Annual Report | 10/31/09    25

                    Floating      S&P/Moody's
                    Rate (b)      Ratings
Shares              (unaudited)   (unaudited)                                                 Value
                                                   Multi-Utilities -- 0.4%
   147,500                                         Public Service Enterprise Group, Inc.      $    4,395,500
   140,111                                         Sempra Energy Co.                               7,208,711
                                                                                              --------------
                                                                                              $   11,604,211
                                                                                              --------------
                                                   Total Utilities                            $   38,314,343
------------------------------------------------------------------------------------------------------------
                                                   TOTAL COMMON STOCKS
                                                   (Cost $432,444,026)                        $  447,300,473
------------------------------------------------------------------------------------------------------------
Principal
Amount
                                                   ASSET BACKED SECURITIES -- 0.1%
                                                   BANKS -- 0.1%
                                                   Thrifts & Mortgage Finance -- 0.0%
$2,510,000          0.70              CCC/Baa2     Bear Stearns Asset Backed Securities,
                                                   Inc., Floating Rate Note, 1/25/47          $      375,882
 2,063,247          0.60                AAA/A2     FBR Securitization Trust, Floating Rate
                                                   Note, 10/25/35                                  1,165,863
                                                                                              --------------
                                                                                              $    1,541,745
------------------------------------------------------------------------------------------------------------
                                                   TOTAL ASSET BACKED SECURITIES
                                                   (Cost $2,570,057)                          $    1,541,745
------------------------------------------------------------------------------------------------------------
                                                   COLLATERALIZED MORTGAGE OBLIGATION -- 0.1%
                                                   TELECOMMUNICATION SERVICES -- 0.1%
                                                   Integrated Telecommunication Services -- 0.1%
 1,585,000          0.00                 NA/B2     Global Tower Partners Acquisition, 7.87%,
                                                   5/15/37                                    $    1,505,750
------------------------------------------------------------------------------------------------------------
                                                   TOTAL COLLATERALIZED MORTGAGE
                                                   OBLIGATION
                                                   (Cost $1,200,722)                          $    1,505,750
------------------------------------------------------------------------------------------------------------
                                                   CORPORATE BONDS -- 58.0%
                                                   ENERGY -- 8.6%
                                                   Coal & Consumable Fuels -- 0.4%
11,275,000                              BB-/B2     Massey Energy Co., 6.875%, 12/15/13        $   11,134,063
------------------------------------------------------------------------------------------------------------
                                                   Oil & Gas Equipment & Services -- 0.2%
 6,545,000                               B+/B1     Complete Production Service, Inc., 8.0%,
                                                   12/15/16                                   $    6,201,388
------------------------------------------------------------------------------------------------------------
                                                   Oil & Gas Exploration & Production -- 3.6%
 7,455,000                                B/B2     Berry Petroleum Co., 10.25%, 6/1/14        $    7,976,850
 2,370,000                               B+/B1     Bill Barrett Corp., 9.875%, 7/15/16             2,512,200
 1,925,000                               BB/B3     Concho Resources, Inc., 8.625%,
                                                   10/1/17                                         1,982,750
 3,845,000                               BB/B1     Denbury Resources, Inc., 9.75%, 3/1/16          4,123,763
16,410,000                              BB-/B3     Hilcorp Energy Co., 7.75%,
                                                   11/1/15 (144A)                                 15,671,550

The accompanying notes are an integral part of these financial statements.

26    Pioneer High Yield Fund | Annual Report | 10/31/09

                Floating      S&P/Moody's
Principal       Rate (b)      Ratings
Amount          (unaudited)   (unaudited)                                                  Value
                                              Oil & Gas Exploration & Production -- (continued)
$ 10,120,000                         B-/B3    Linn Energy LLC, 11.75%,
                                              5/15/17 (144A)                               $   11,245,850
   4,555,000                          B/B3    Petrohawk Energy Corp., 10.5%, 8/1/14             4,964,950
   3,350,000                          B/B3    Petrohawk Energy Corp., 7.875%, 6/1/15            3,383,500
   1,030,000                         BB/B1    Plains Exploration & Production Co., 7.0%
                                              3/15/17                                             978,500
   7,565,000                         BB/B1    Plains Exploration & Production Co.,
                                              10.0%, 3/1/16 (c)                                 8,094,550
   2,770,000                         BB/B1    Plains Exploration & Production Co.,
                                              7.75%, 6/15/15                                    2,735,375
   4,380,000                         B-/B3    Quicksilver Resources, Inc., 7.125%,
                                              4/1/16                                            3,931,050
  13,440,000                          B/B2    Quicksilver Resources, Inc., 8.25%,
                                              8/1/15                                           13,137,600
  22,850,000                         B-/B3    Sandridge Energy, Inc., 8.0%, 6/1/18             22,621,500
   1,710,000                         B-/B3    Sandridge Energy, Inc., 8.625, 4/1/15             1,735,650
                                                                                           --------------
                                                                                           $  105,095,638
---------------------------------------------------------------------------------------------------------
                                              Oil & Gas Refining & Marketing -- 2.6%
   5,175,000                       BB+/Ba1    Tesoro Corp., 6.5%, 6/1/17 (144A)            $    4,631,625
  77,195,000                       BB+/Ba1    Tesoro Corp., 6.625%, 11/1/15                    71,019,400
                                                                                           --------------
                                                                                           $   75,651,025
---------------------------------------------------------------------------------------------------------
                                              Oil & Gas Storage & Transportation -- 1.7%
  11,625,000                        BB/Ba1    Enterprise Products Partners LP, Floating
                                              Rate Note, 8/1/66                            $   11,392,500
  28,872,000                         B+/B1    Holly Energy Partners LP, 6.25%, 3/1/15          26,959,230
   5,270,000                          B/B1    Regency Energy Partners LP, 9.375%,
                                              6/1/16                                            5,559,850
   7,240,000                        BB/Ba1    Southern Union Co., 7.2%, 11/1/66                 5,936,800
                                                                                           --------------
                                                                                           $   49,848,380
                                                                                           --------------
                                              Total Energy                                 $  247,930,494
---------------------------------------------------------------------------------------------------------
                                              MATERIALS -- 9.2%
                                              Aluminum -- 2.4%
   4,185,000                       CCC+/B3    CII Carbon LLC, 11.125%, 11/15/15            $    4,122,225
  15,789,321          6.83          D/Caa2    Noranda Aluminum Acquisition, Floating
                                              Rate Note, 5/15/15                               11,091,998
  60,083,000                       B-/Caa1    Novelis, Inc., 7.25%, 2/15/15                    53,924,493
                                                                                           --------------
                                                                                           $   69,138,716
---------------------------------------------------------------------------------------------------------
                                              Construction Materials -- 0.1%
   3,658,000                         B+/B2    Texas Industries, Inc., 7.25%, 7/15/13       $    3,584,840
---------------------------------------------------------------------------------------------------------
                                              Diversified Chemical -- 0.1%
   3,579,000                     CCC-/Caa3    Ineos Group Holdings Plc, 8.5%, 2/15/16
                                              (144A)                                       $    2,004,240
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Annual Report | 10/31/09    27

               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount         (unaudited)   (unaudited)                                              Value
                                              Diversified Metals & Mining -- 0.3%
$ 3,560,000                          B/B2     Blaze Recycling & Metals LLC, 13.0%,
                                              7/16/12                                 $    2,474,200
  5,790,000                       BB+/Ba2     Teck Resources, Ltd., 10.25%, 5/15/16        6,672,975
                                                                                      --------------
                                                                                      $    9,147,175
----------------------------------------------------------------------------------------------------
                                              Metal & Glass Containers -- 1.3%
  3,500,000                       CCC+/B2     AEP Industries, Inc., 7.875%, 3/15/13   $    3,377,500
 39,025,000                         B+/B2     Crown Cork and Seal Co., Inc., 7.375%,
                                              12/15/26                                    35,317,625
                                                                                      --------------
                                                                                      $   38,695,125
----------------------------------------------------------------------------------------------------
                                              Paper Packaging -- 1.3%
 18,430,000                     CCC+/Caa1     Graham Packaging Co., 9.875%,
                                              10/15/14 (c)                            $   18,798,600
 18,480,000                         B-/B3     Graphic Packaging Co., 9.5%,
                                              8/15/13 (c)                                 18,965,100
                                                                                      --------------
                                                                                      $   37,763,700
----------------------------------------------------------------------------------------------------
                                              Paper Products -- 0.5%
 18,440,000                          D/WR     Bowater, Inc., 6.5%, 6/15/13 (e) (c)    $    4,794,400
  6,230,000                          B/B2     Cellu Tissue Holdings, Inc., 11.5%,
                                              6/1/14                                       6,821,850
  3,795,000                        BB/Ba3     Clearwater Paper Corp., 10.625%,
                                              6/15/16                                      4,136,550
                                                                                      --------------
                                                                                      $   15,752,800
----------------------------------------------------------------------------------------------------
                                              Specialty Chemicals -- 2.4%
 22,445,000                         NR/WR     Arco Chemical Co., 9.8%, 2/1/20         $   15,599,275
 42,275,000                         NR/WR     Millennium America, Inc., 7.625%,
                                              11/15/26 (e)                                 7,609,500
 53,500,000                         B-/B1     Nova Chemicals Corp., 7.875%, 9/15/25       45,742,500
                                                                                      --------------
                                                                                      $   68,951,275
----------------------------------------------------------------------------------------------------
                                              Steel -- 0.7%
 23,405,000                     CCC+/Caa2     Algoma Acquisition Corp., 9.875%,
                                              6/15/15 (144A)                          $   20,011,275
                                                                                      --------------
                                              Total Materials                         $  265,049,146
----------------------------------------------------------------------------------------------------
                                              CAPITAL GOODS -- 9.4%
                                              Aerospace & Defense -- 2.5%
 12,830,000                         B-/B3     Aeroflex, Inc., 11.75%, 2/15/15         $   12,060,200
 14,235,000                        BB/Ba3     BE Aerospace, Inc., 8.5%, 7/1/18            14,804,400
  5,870,000                        BB/Ba3     DigitalGlobe, Inc., 10.5%, 5/1/14            6,339,600
 26,130,000                         B+/B1     Esterline Technologies Corp., 7.75%,
                                              6/15/13                                     26,130,000
 13,315,000                          B/B1     GeoEye, Inc., 9.625%, 10/1/15               13,747,738
                                                                                      --------------
                                                                                      $   73,081,938
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28    Pioneer High Yield Fund | Annual Report | 10/31/09

               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount         (unaudited)   (unaudited)                                                 Value
                                              Building Products -- 0.2%
$ 5,230,000                         BB/B1     USG Corp., 9.75%, 8/1/14 (144A)            $    5,491,500
-------------------------------------------------------------------------------------------------------
                                              Construction & Engineering -- 0.1%
  3,250,000                          B/B2     Esco Corp., 8.625%, 12/15/13 (144A)        $    3,209,375
    525,000          6.65            B/B2     Esco Corp., Floating Rate Note,
                                              12/15/13 (144A)                                   479,063
                                                                                         --------------
                                                                                         $    3,688,438
-------------------------------------------------------------------------------------------------------
                                              Construction & Farm Machinery & Heavy Trucks -- 0.9%
  6,230,000                      BB-/Caa1     American Railcar, 7.5%, 3/1/14             $    5,669,300
 22,055,000                      CCC/Caa2     Greenbrier Co., Inc., 8.375%, 5/15/15          17,009,919
  3,605,000                       B-/Caa1     Titan Wheel International, Inc., 8.0%,
                                              1/15/12                                         3,424,750
                                                                                         --------------
                                                                                         $   26,103,969
-------------------------------------------------------------------------------------------------------
                                              Electrical Component & Equipment -- 2.7%
 40,733,000                       BB+/Ba2     Anixter International Corp., 5.95%,
                                              3/1/15                                     $   37,678,025
 28,345,000                          B/B3     Baldor Electric Co., 8.625%, 2/15/17 (c)       29,195,350
  1,135,000                        B+/Ba2     Belden CDT, Inc., 7.0%, 3/15/17                 1,095,275
  9,336,000                         B+/B1     General Cable Corp., 7.125%, 4/1/17 (c)         9,009,240
                                                                                         --------------
                                                                                         $   76,977,890
-------------------------------------------------------------------------------------------------------
                                              Industrial Conglomerates -- 0.3%
  9,430,000                         B+/B2     Kansas City Southern Mexico, Inc., 8.0%,
                                              6/1/15                                     $    9,712,900
-------------------------------------------------------------------------------------------------------
                                              Industrial Machinery -- 1.5%
 23,330,000                         BB/B1     Gardner Denver, Inc., 8.0%,
                                              5/1/13 (144A)                              $   22,396,800
 24,161,000                       B-/Caa1     Mueller Water Products, Inc., 7.375%,
                                              6/1/17                                         20,899,265
                                                                                         --------------
                                                                                         $   43,296,065
-------------------------------------------------------------------------------------------------------
                                              Trading Companies & Distributors -- 1.2%
 33,935,000                          B/B1     Wesco Distribution, Inc., 7.5%, 10/15/17   $   33,383,556
                                                                                         --------------
                                              Total Capital Goods                        $  271,736,256
-------------------------------------------------------------------------------------------------------
                                              COMMERCIAL SERVICES & SUPPLIES -- 0.3%
                                              Environmental & Facilities Services -- 0.2%
  7,225,000                       B-/Caa1     Waste Services, Inc., 9.5%, 4/15/14        $    7,261,125
                                                                                         --------------
                                              Total Commercial Services & Supplies       $    7,261,125
-------------------------------------------------------------------------------------------------------
                                              TRANSPORTATION -- 1.2%
                                              Air Freight & Couriers -- 0.5%
 11,710,000                      CCC/Caa2     CEVA Group Plc, 10.0%, 9/1/14 (144A)       $   10,948,850
  3,205,000                      CCC/Caa1     CEVA Group Plc, 11.625%, 10/1/16                3,253,075
                                                                                         --------------
                                                                                         $   14,201,925
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Annual Report | 10/31/09    29

               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount         (unaudited)   (unaudited)                                                Value
                                              Airlines -- 0.5%
$ 7,930,000                       CCC+/B2     Delta Air Lines, Inc., 12.25%, 3/15/15   $    7,493,850
  8,720,000                       BB-/Ba2     Delta Air Lines, Inc., 9.5%, 9/15/14          8,894,400
                                                                                       --------------
                                                                                       $   16,388,250
-----------------------------------------------------------------------------------------------------
                                              Railroads -- 0.1%
  3,535,000                         B+/B2     Kansas City Southern Mexico, 7.375%,
                                              6/1/14                                   $    3,340,575
                                                                                       --------------
                                              Total Transportation                     $   33,930,750
-----------------------------------------------------------------------------------------------------
                                              AUTOMOBILES & COMPONENTS -- 1.8%
                                              Auto Parts & Equipment -- 1.6%
 12,770,000                     CCC+/Caa2     Allison Transmission, Inc., 11.0%,
                                              11/1/15 (144A) (c)                       $   13,025,400
  9,445,000                     CCC+/Caa2     Allison Transmission, Inc., 11.25%,
                                              11/1/15 (144A)                                9,350,550
 29,375,000                          D/WR     Lear Corp., 8.75%, 12/1/16 (e)               19,975,000
  5,380,000                      CCC/Caa2     Tenneco Automotive, Inc., 8.625%,
                                              11/15/14 (c)                                  5,070,650
                                                                                       --------------
                                                                                       $   47,421,600
-----------------------------------------------------------------------------------------------------
                                              Tires & Rubber -- 0.2%
  5,125,000                         B+/B1     Goodyear Tire & Rubber Co., 10.5%,
                                              5/15/16 (c)                              $    5,547,813
                                                                                       --------------
                                              Total Automobiles & Components           $   52,969,413
-----------------------------------------------------------------------------------------------------
                                              CONSUMER DURABLES & APPAREL -- 1.1%
                                              Homebuilding -- 0.2%
  4,875,000                         B+/B1     Meritage Homes Corp., 6.25%, 3/15/15     $    4,497,188
-----------------------------------------------------------------------------------------------------
                                              Housewares & Specialties -- 0.9%
  9,145,000                         B-/B3     Yankee Acquisition Corp., 8.5%,
                                              2/15/15 (c)                              $    8,733,475
 19,090,000                     CCC+/Caa1     Yankee Acquisition Corp., 9.75%,
                                              2/15/17 (c)                                  17,992,325
                                                                                       --------------
                                                                                       $   26,725,800
                                                                                       --------------
                                              Total Consumer Durables & Apparel        $   31,222,988
-----------------------------------------------------------------------------------------------------
                                              CONSUMER SERVICES -- 1.3%
                                              Casinos & Gaming -- 1.2%
  7,825,000                          B/B3     Firekeepers Development Authority,
                                              13.875%, 5/1/15 (144A)                   $    8,451,000
 33,735,000                        CCC/Ca     Mashantucket Pequot Tribe, 8.5%,
                                              11/15/15 (144A)                              10,795,200
  6,527,000                       BB-/Ba3     Scientific Games Corp., 6.25%,
                                              12/15/12 (c)                                  6,347,508
  2,670,000                       BB-/Ba3     Scientific Games International, Inc.,
                                              9.25%, 6/15/19 (144A) (c)                     2,783,475

The accompanying notes are an integral part of these financial statements.

30    Pioneer High Yield Fund | Annual Report | 10/31/09

               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount         (unaudited)   (unaudited)                                                Value
                                              Casinos & Gaming -- (continued)
$ 8,070,000                       BB-/Ba3     Scientific Games International, Inc.,
                                              9.25%, 6/15/19 (144A)                     $    8,231,400
                                                                                        --------------
                                                                                        $   36,608,583
                                                                                        --------------
                                              Total Consumer Services                   $   36,608,583
------------------------------------------------------------------------------------------------------
                                              MEDIA -- 3.5%
                                              Advertising -- 0.8%
 22,885,000                        B+/Ba3     Interpublic Group of Companies, 10.0%,
                                              7/15/17                                   $   24,601,375
------------------------------------------------------------------------------------------------------
                                              Broadcasting -- 2.6%
 11,430,000                          B/B1     Hughes Network Systems LLC, 9.5%,
                                              4/15/14                                   $   11,515,725
  7,171,875                     CCC+/Caa3     Intelsat Bermuda, Ltd., 11.5%,
                                              2/4/17 (144A)                                  6,920,859
 20,150,000                         B+/B3     Intelsat Subsidiary Holding Co., 8.5%,
                                              1/15/13 (c)                                   20,225,563
  4,750,000                       B-/Caa1     Telesat Canada / Telesat LLC, 11.0%,
                                              11/1/15 (c)                                    5,153,750
  8,690,000                       B-/Caa1     Telesat Canada / Telesat LLC, 12.5%,
                                              11/1/17                                        9,526,413
 29,227,050                      CCC/Caa2     Univision Communications, Inc., 9.75%,
                                              3/15/15 (PIK) (144A) (c)                      22,650,964
                                                                                        --------------
                                                                                        $   75,993,274
                                                                                        --------------
                                              Total Media                               $  100,594,649
------------------------------------------------------------------------------------------------------
                                              RETAILING -- 2.0%
                                              Apparel Retail -- 0.4%
 12,760,000                         B-/B3     Brown Shoe Co., Inc., 8.75%, 5/1/12       $   12,568,600
------------------------------------------------------------------------------------------------------
                                              Automotive Retail -- 0.6%
 18,994,000                     CCC-/Caa3     Sonic Automotive, Inc., 8.625%, 8/15/13   $   18,424,180
------------------------------------------------------------------------------------------------------
                                              Internet Retail -- 0.7%
  6,425,000                      BBB-/Ba1     Expedia, Inc., 8.5%, 7/1/16 (144A)        $    6,730,188
 13,745,000                       BB-/Ba3     Ticketmaster, Inc., 10.75%, 8/1/16            14,157,350
                                                                                        --------------
                                                                                        $   20,887,538
------------------------------------------------------------------------------------------------------
                                              Specialty Stores -- 0.2%
  6,065,000                       B-/Caa1     Sally Holdings LLC, 10.5%, 11/15/16 (c)   $    6,428,900
                                                                                        --------------
                                              Total Retailing                           $   58,309,218
------------------------------------------------------------------------------------------------------
                                              FOOD, BEVERAGE & TOBACCO -- 1.0%
                                              Tobacco -- 0.9%
 26,870,000                         B+/B2     Alliance One International, Inc., 10.0%,
                                              7/15/16                                   $   27,944,800
                                                                                        --------------
                                              Total Food, Beverage & Tobacco            $   27,944,800
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Annual Report | 10/31/09    31

               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount         (unaudited)   (unaudited)                                                  Value
                                              HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                                              Household Products -- 0.1%
$ 2,860,000                     CCC+/Caa1     Central Garden & Pet Co., 9.125%,
                                              2/1/13                                     $    2,895,750
                                                                                         --------------
                                              Total Household & Personal Products        $    2,895,750
-------------------------------------------------------------------------------------------------------
                                              HEALTH CARE EQUIPMENT & SERVICES -- 3.7%
                                              Health Care Facilities -- 1.2%
  6,040,000                       B-/Caa1     HCA Inc., 6.25%, 2/15/13                   $    5,843,700
 12,359,175                        BB-/B2     HCA Inc., 9.625%, 11/15/16                     13,116,174
  2,860,000                        BB/Ba3     HCA, Inc., 8.5%, 4/15/19                        3,031,600
  2,120,000                        BB-/B2     HCA, Inc., 9.875%, 2/15/17 (c)                  2,279,000
  2,215,000                         B-/B3     Psychiatric Solutions, Inc., 7.75%,
                                              7/15/15                                         2,181,775
  8,090,000                         B-/B3     Psychiatric Solutions, Inc., 7.75%,
                                              7/15/15                                         7,766,400
                                                                                         --------------
                                                                                         $   34,218,649
-------------------------------------------------------------------------------------------------------
                                              Health Care Services -- 1.0%
 13,785,000                     CCC+/Caa1     Surgical Care Affiliates LLC, 10.0%,
                                              7/15/17 (144A)                             $   11,579,400
 16,686,150                         B-/B3     Surgical Care Affiliates LLC, 8.875%,
                                              7/15/15 (144A) (PIK)                           13,849,505
  3,800,000                         B/Ba3     US Oncology, Inc., 9.125%, 8/15/17              4,009,000
                                                                                         --------------
                                                                                         $   29,437,905
-------------------------------------------------------------------------------------------------------
                                              Health Care Supplies -- 1.4%
  9,850,000                        B/Caa1     Bausch & Lomb, Inc., 9.875%,
                                              11/1/15 (c)                                $   10,194,750
 24,815,000                         B-/B3     Biomet, Inc., 10.375%, 10/15/17                26,707,144
  6,070,000                         B-/B3     Inverness Medical Innovation, Inc., 9.0%,
                                              5/15/16                                         6,161,050
                                                                                         --------------
                                                                                         $   43,062,944
                                                                                         --------------
                                              Total Health Care Equipment & Services     $  106,719,498
-------------------------------------------------------------------------------------------------------
                                              PHARMACEUTICALS & BIOTECHNOLOGY -- 0.1%
                                              Biotechnology -- 0.1%
  1,630,000                         B+/B3     Warner Chilcott Corp., 8.75%, 2/1/15       $    1,687,050
                                                                                         --------------
                                              Total Pharmaceuticals & Biotechnology      $    1,687,050
-------------------------------------------------------------------------------------------------------
                                              DIVERSIFIED FINANCIALS -- 0.8%
                                              Asset Management & Custody Banks -- 0.6%
  5,565,000                      BB+/Baa3     Janus Capital Group, Inc., 6.5%, 6/15/12   $    5,537,164
 11,439,000                      BB+/Baa3     Janus Capital Group, Inc., 6.95%,
                                              6/15/17                                        10,873,925
                                                                                         --------------
                                                                                         $   16,411,089
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32    Pioneer High Yield Fund | Annual Report | 10/31/09

               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount         (unaudited)   (unaudited)                                                   Value
                                              Diversified Financial Services -- 0.1%
$ 2,265,000                        BB-/NR     Ibis Re, Ltd., 11.2775%, 5/10/12             $    2,443,482
---------------------------------------------------------------------------------------------------------
                                              Specialized Finance -- 0.1%
  3,850,000                     CCC+/Caa1     NCO Group, Inc., 11.875%, 11/15/14           $    2,656,500
  3,520,000          7.68         CCC+/B3     NCO Group, Inc., Floating Rate Note,
                                              11/15/13                                          2,719,200
                                                                                           --------------
                                                                                           $    5,375,700
                                                                                           --------------
                                              Total Diversified Financials                 $   24,230,271
---------------------------------------------------------------------------------------------------------
                                              INSURANCE -- 2.7%
                                              Insurance Brokers -- 1.4%
 19,710,000                      CCC/Caa1     Alliant Holdings, Inc., 11.0%,
                                              5/1/15 (144A)                                $   19,217,250
  4,550,000                     CCC+/Caa1     Hub International Holdings, Ltd., 10.25%,
                                              6/15/15 (144A)                                    4,197,375
  5,000,000                        BB+/B1     Leucadia National Corp., 7.125%,
                                              3/15/17 (144A)                                    4,725,000
 13,265,000                        BB+/B1     Leucadia National Corp., 8.125%,
                                              9/15/15                                          13,430,813
                                                                                           --------------
                                                                                           $   41,570,438
---------------------------------------------------------------------------------------------------------
                                              Multi-Line Insurance -- 0.7%
 18,792,000         10.75         BB/Baa3     Liberty Mutual Group, Inc., Floating Rate
                                              Note, 6/15/58 (144A)                         $   19,731,600
---------------------------------------------------------------------------------------------------------
                                              Property & Casualty Insurance -- 0.1%
  3,280,000                     BBB-/Baa3     Hanover Insurance Group, Inc., 7.625%,
                                              10/15/25                                     $    2,820,800
---------------------------------------------------------------------------------------------------------
                                              Reinsurance -- 0.5%
  2,500,000          7.19          BB+/NR     Blue Fin, Ltd., Floating Rate Note,
                                              4/10/12                                      $    2,223,750
  2,000,000          8.92           BB/NR     Caelus Re, Ltd., Floating Rate Note,
                                              6/7/11                                            1,902,400
  1,675,000         12.03           NR/B3     Globecat, Ltd., Cat Bond, Floating Rate
                                              Note, 1/2/13 (144A)                               1,447,870
    625,000          8.78           NR/B1     Globecat, Ltd., Cat Bond, Floating Rate
                                              Note, 1/2/13 (144A)                                 583,375
 12,585,000         14.00         B+/Caa3     MBIA Insurance Corp., Floating Rate Note,
                                              1/15/33 (144A)                                    5,411,550
    750,000          7.20          NA/Ba2     Muteki, Ltd., Cat Bond, Floating Rate Note,
                                              5/24/11                                             725,475
    790,000          7.45          BB+/NA     Newton Re, Ltd., Cat Bond, Floating Rate
                                              Note, 12/24/10 (144A)                               780,836
  1,150,000          9.75           BB/NA     Newton Re, Ltd., Cat Bond, Floating Rate
                                              Note, 12/24/10 (144A)                             1,119,525
                                                                                           --------------
                                                                                           $   14,194,781
                                                                                           --------------
                                              Total Insurance                              $   78,317,619
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Annual Report | 10/31/09    33

                Floating      S&P/Moody's
Principal       Rate (b)      Ratings
Amount          (unaudited)   (unaudited)                                                    Value
                                               REAL ESTATE -- 3.4%
                                               Real Estate Operating Companies -- 3.4%
$ 83,340,000                         B-/B3     Forest City Enterprises, Inc., 6.5%,
                                               2/1/17                                        $   53,337,600
  53,255,000                         B-/B3     Forest City Enterprises, Inc., 7.625%,
                                               6/1/15                                            45,533,025
                                                                                             --------------
                                                                                             $   98,870,625
                                                                                             --------------
                                               Total Real Estate                             $   98,870,625
-----------------------------------------------------------------------------------------------------------
                                               SOFTWARE & SERVICES -- 1.9%
                                               Application Software -- 0.1%
   3,205,000                       B-/Caa1     Vangent, Inc., 9.625%, 2/15/15                $    3,052,763
-----------------------------------------------------------------------------------------------------------
                                               Data Processing & Outsourced Services -- 0.8%
  24,765,000                       B-/Caa1     First Data Corp., 9.875%, 9/24/15
                                               (144A) (c)                                    $   22,845,713
-----------------------------------------------------------------------------------------------------------
                                               Internet Software & Services -- 0.6%
  15,057,000                         B-/B2     Terremark Worldwide, Inc., 12.0%,
                                               6/15/17                                       $   16,637,985
-----------------------------------------------------------------------------------------------------------
                                               It Consulting & Other Services -- 0.4%
  10,820,000                        B/Caa1     Sungard Data Systems, Inc., 9.125%,
                                               8/15/13 (c)                                   $   11,009,350
                                                                                             --------------
                                               Total Software & Services                     $   53,545,811
-----------------------------------------------------------------------------------------------------------
                                               TECHNOLOGY HARDWARE & EQUIPMENT -- 0.9%
                                               Computer Storage & Peripherals -- 0.2%
   5,135,000                       BB+/Ba1     Seagate Technology International Co., Ltd.,
                                               10.0%, 5/1/14                                 $    5,699,850
-----------------------------------------------------------------------------------------------------------
                                               Electronic Components -- 0.7%
  16,190,000                     BBB+/Baa1     Corning, Inc., 8.875%, 8/16/21                $   19,709,042
                                                                                             --------------
                                               Total Technology Hardware & Equipment         $   25,408,892
-----------------------------------------------------------------------------------------------------------
                                               TELECOMMUNICATION SERVICES -- 3.2%
                                               Alternative Carriers -- 1.1%
  13,420,000                         B-/B2     Global Crossing, Ltd., 12.0%,
                                               9/15/15 (144A)                                $   14,392,950
  12,700,000                          B/B1     Paetec Holding Corp., 8.875%,
                                               6/30/17 (144A)                                    12,573,000
   6,300,000                     CCC+/Caa1     Paetec Holding Corp., 9.5%, 7/15/15                5,764,500
                                                                                             --------------
                                                                                             $   32,730,450
-----------------------------------------------------------------------------------------------------------
                                               Integrated Telecommunication Services -- 1.1%
   5,040,000                        BB/Ba2     Frontier Communications Corp., 8.125%,
                                               10/1/18                                       $    5,058,900
   9,555,000                        BB/Ba2     Frontier Communications Corp., 8.25%,
                                               5/1/14 (c)                                         9,841,650
   2,845,000                        BB-/B2     GCI, Inc., 7.25%, 2/15/14                          2,752,538
   5,425,000                        BB-/B2     GCI, Inc., 8.625%, 11/15/19                        5,425,000

The accompanying notes are an integral part of these financial statements.

34    Pioneer High Yield Fund | Annual Report | 10/31/09

               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount         (unaudited)   (unaudited)                                               Value
                                             Integrated Telecommunication Services -- (continued)
$ 4,280,000                         B+/B1    Mastec, Inc., 7.625%, 2/1/17              $    4,023,200
  7,250,000                      BBB-/Ba1    Qwest Corp., 8.375%, 5/1/16                    7,485,625
                                                                                       --------------
                                                                                       $   34,586,913
-----------------------------------------------------------------------------------------------------
                                             Wireless Telecommunication Services -- 0.8%
 14,330,000                         B-/B3    Cricket Communications, Inc., 9.375%,
                                             11/1/14 (c)                               $   13,900,100
 10,090,000                          B/B3    Metropcs Wireless, Inc., 9.25%, 11/1/14       10,165,675
                                                                                       --------------
                                                                                       $   24,065,775
                                                                                       --------------
                                             Total Telecommunication Services          $   91,383,138
-----------------------------------------------------------------------------------------------------
                                             UTILITIES -- 2.0%
                                             Electric Utilities -- 0.7%
  5,335,000                       BB-/Ba2    Public Service of New Mexico, 9.25%,
                                             5/15/15                                   $    5,508,388
 21,364,000                       CC/Caa2    TXU Energy Co., 10.25%, 11/1/15 (c)           15,168,440
                                                                                       --------------
                                                                                       $   20,676,828
-----------------------------------------------------------------------------------------------------
                                             Independent Power Producer & Energy Traders -- 1.3%
  3,000,000                     BBB-/Baa3    Allegheny Generating Co., 6.875%,
                                             9/1/23                                    $    3,049,788
 17,000,000                       BB-/Ba3    Intergen NV, 9.0%, 6/30/17                    17,680,000
 17,525,000                        BB-/B1    NRG Energy, Inc., 7.375%, 1/15/17             17,349,750
                                                                                       --------------
                                                                                       $   38,079,538
                                                                                       --------------
                                             Total Utilities                           $   58,756,366
-----------------------------------------------------------------------------------------------------
                                             TOTAL CORPORATE BONDS
                                             (Cost $1,744,913,586)                     $1,675,372,442
-----------------------------------------------------------------------------------------------------
                                             MUNICIPAL BONDS -- 0.0%
                                             COMMERCIAL SERVICES & SUPPLIES -- 0.0%
                                             Environmental & Facilities Services -- 0.0%
 10,000,000          7.28                    Ohio Air Quality Development, Floating
                                             Rate Note, 6/8/22                         $    1,000,000
-----------------------------------------------------------------------------------------------------
                                             TOTAL MUNICIPAL BONDS
                                             (Cost $10,000,000)                        $    1,000,000
-----------------------------------------------------------------------------------------------------
                                             SENIOR FLOATING RATE LOAN INTERESTS -- 4.1%**
                                             ENERGY -- 0.3%
                                             Oil & Gas Equipment And Services -- 0.1%
  6,162,750          8.00         BB-/Ba3    Hudson Products Holdings, Inc.,
                                             Term Loan, 8/24/15                        $    5,084,269
-----------------------------------------------------------------------------------------------------
                                             Oil & Gas Exploration & Production -- 0.1%
  3,709,267          4.25            B/B3    Venoco, Inc., Second Lien Loan, 5/7/14    $    3,342,977
                                                                                       --------------
                                             Total Energy                              $    8,427,246
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Annual Report | 10/31/09    35

               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount         (unaudited)   (unaudited)                                                 Value
                                              MATERIALS -- 0.1%
                                              Diversified Metals & Mining -- 0.0%
$ 1,023,500          0.00            B/B2     Blaze Recycling & Metals LLC, Term Loan ,
                                              5/14/12 (f)                                $    1,043,970
-------------------------------------------------------------------------------------------------------
                                              Steel -- 0.0%
  2,388,782          9.25            B/B3     Niagara Corp., Term Loan, 6/30/14          $    1,110,784
                                                                                         --------------
                                              Total Materials                            $    2,154,754
-------------------------------------------------------------------------------------------------------
                                              CAPITAL GOODS -- 0.0%
                                              Construction & Farm Machinery & Heavy Trucks -- 0.0%
    500,000          8.00         BB-/Ba3     Accuride Corp., Term Advance Loan,
                                              1/31/12                                    $      497,657
                                                                                         --------------
                                              Total Capital Goods                        $      497,657
-------------------------------------------------------------------------------------------------------
                                              TRANSPORTATION -- 0.1%
                                              Air Freight & Couriers -- 0.1%
    507,609          3.25           B-/B1     Ceva Group Plc, EGL Term Loan, 11/4/13     $      437,812
    889,337          3.28           B/Ba2     Ceva Group Plc, Additional Pre Term Loan,
                                              11/4/13                                           739,632
  2,467,867          3.24          NR/Ba2     Ceva Group Plc, U.S. Term Loan, 11/4/13         2,083,292
                                                                                         --------------
                                                                                         $    3,260,736
                                                                                         --------------
                                              Total Transportation                       $    3,260,736
-------------------------------------------------------------------------------------------------------
                                              AUTOMOBILES & COMPONENTS -- 0.3%
                                              Auto Parts & Equipment -- 0.0%
    797,907          3.01          BB-/B1     Allison Transmission, Inc., Term Loan,
                                              8/7/14                                     $      717,974
-------------------------------------------------------------------------------------------------------
                                              Tires & Rubber -- 0.2%
  7,817,000          2.34          BB/Ba1     Goodyear Tire & Rubber Co., Second Term
                                              Loan, 4/30/14                              $    7,166,512
                                                                                         --------------
                                              Total Automobiles & Components             $    7,884,486
-------------------------------------------------------------------------------------------------------
                                              CONSUMER SERVICES -- 0.4%
                                              Casinos & Gaming -- 0.4%
  1,794,160          2.79         BB-/Ba3     Gateway Casinos & Entertainment, Inc.,
                                              Delayed Draw Term Loan, 9/30/14            $    1,486,910
  8,858,100          2.79         BB-/Ba3     Gateway Casinos & Entertainment, Inc.,
                                              Term Advance Loan, 9/30/14                      7,341,150
 10,000,000          5.79        BB-/Caa1     Gateway Casinos & Entertainment, Inc.,
                                              2nd Lien Advance Lien, 7/16/14                  2,956,250
                                                                                         --------------
                                                                                         $   11,784,310
                                                                                         --------------
                                              Total Consumer Services                    $   11,784,310
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36    Pioneer High Yield Fund | Annual Report | 10/31/09

               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount         (unaudited)   (unaudited)                                                   Value
                                              HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                                              Household Products -- 0.0%
$ 1,093,883          8.00         CCC+/B2     Spectrum Brands, Inc., Dollar B Term
                                              Loan, 6/30/12                                $    1,072,552
     56,117          5.65         CCC+/B2     Spectrum Brands, Inc., Letter of Credit,
                                              6/30/12                                              55,023
    670,000          2.25         BB-/Ba3     Yankee Candle Co., Inc., Term Loan,
                                              2/6/14                                              627,288
                                                                                           --------------
                                                                                           $    1,754,863
                                                                                           --------------
                                              Total Household & Personal Products          $    1,754,863
---------------------------------------------------------------------------------------------------------
                                              HEALTH CARE EQUIPMENT & SERVICES -- 0.3%
                                              Health Care Supplies -- 0.3%
  9,200,000          4.49           B+/B2     IM U.S. Holding LLC, Term Loan, 6/26/15      $    8,832,000
                                                                                           --------------
                                              Total Health Care Equipment & Services       $    8,832,000
---------------------------------------------------------------------------------------------------------
                                              PHARMACEUTICALS & BIOTECHNOLOGY -- 0.6%
                                              Biotechnology -- 0.6%
  5,698,305                        BB+/B1     Warner Chilcott Corp., Term A Loan,
                                              10/30/14                                     $    5,716,560
  2,849,153                        BB+/B1     Warner Chilcott Corp., Term B-1 Loan,
                                              4/30/15                                           2,858,280
  6,268,136                        BB+/B1     Warner Chilcott Corp., Term B-2 Loan,
                                              4/30/15                                           6,297,721
                                                                                           --------------
                                                                                           $   14,872,561
                                                                                           --------------
                                              Total Pharmaceuticals & Biotechnology        $   14,872,561
---------------------------------------------------------------------------------------------------------
                                              DIVERSIFIED FINANCIALS -- 0.0%
                                              Consumer Finance -- 0.0%
    864,407          3.04          BB-/B2     Dollar Financial Corp., Canadian Borrower
                                              Term Loan, 10/30/12                          $      822,267
                                                                                           --------------
                                              Total Diversified Financials                 $      822,267
---------------------------------------------------------------------------------------------------------
                                              INSURANCE -- 1.1%
                                              Insurance Brokers -- 0.9%
  5,292,000          3.28           B-/B3     Alliant Holdings I, Inc., L+3.0%, 8/21/14    $    4,934,790
  5,250,000          0.00            B/B2     HUB International, Ltd., Incremental Term
                                              Loan, 6/13/14                                     5,204,063
  1,991,967          2.74            B/B3     HUB International, Ltd., Delayed Draw,
                                              6/13/14                                           1,757,065
  8,862,114          2.74            B/B3     HUB International, Ltd., Initial Term Loan,
                                              6/13/14                                           7,817,049
  6,372,702          3.04            B/B2     Usi Holdings Corp., Tranche B Term Loan,
                                              5/5/14                                            5,549,559
  1,480,000          0.00           B-/B3     Usi Holdings Corp., Series C New Term
                                              Loan 5/5/14                                       1,441,150
                                                                                           --------------
                                                                                           $   26,703,676
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Annual Report | 10/31/09    37

                Floating      S&P/Moody's
Principal       Rate (b)      Ratings
Amount          (unaudited)   (unaudited)                                                    Value
                                               Multi-Line Insurance -- 0.2%
$  7,604,042          2.84           B-/B2     AmWins Group, Inc., Initial Term Loan,
                                               6/8/13                                       $    6,216,304
                                                                                            --------------
                                               Total Insurance                              $   32,919,980
----------------------------------------------------------------------------------------------------------
                                               SOFTWARE & SERVICES -- 0.1%
                                               Systems Software -- 0.1%
   2,525,000          8.50          BB-/B1     Allen Systems Group, Inc., Term Loan (First
                                               Lien), 10/18/13                              $    2,523,948
   1,850,000          2.65          BB/Ba3     Inverness Medical Innovations, Inc., Term
                                               Loan (Second Lien), 2/14/13                       1,757,500
                                                                                            --------------
                                                                                            $    4,281,448
                                                                                            --------------
                                               Total Software & Services                    $    4,281,448
----------------------------------------------------------------------------------------------------------
                                               SEMICONDUCTORS -- 0.2%
                                               Semiconductor Equipment -- 0.2%
   4,526,554         12.50           BB/NR     Freescale Semiconductor, Inc., New Term
                                               Loan (Incremental), 12/15/14                 $    4,658,579
                                                                                            --------------
                                               Total Semiconductors                         $    4,658,579
----------------------------------------------------------------------------------------------------------
                                               TELECOMMUNICATION SERVICES -- 0.1%
                                               Wireless Telecommunication Services -- 0.1%
   2,770,000          3.25          BB-/B3     Intelsat Jackson Holdings, Ltd., Term Loan,
                                               2/1/14                                       $    2,487,460
                                                                                            --------------
                                               Total Telecommunication Services             $    2,487,460
----------------------------------------------------------------------------------------------------------
                                               UTILITIES -- 0.3%
                                               Electric Utilities -- 0.1%
   1,420,000          3.74           B+/B2     Texas Competitive Electric Holdings, Inc.,
                                               Delayed Draw Term Loan, 10/10/14             $    1,089,259
----------------------------------------------------------------------------------------------------------
                                               Independent Power Producer & Energy Traders -- 0.2%
   5,483,576          2.02          B+/Ba1     NRG Energy, Inc., Term Loan, 2/1/13          $    5,172,841
   2,957,275          2.03          B+/Ba1     NRG Energy, Inc., Credit Linked, 2/1/13           2,789,696
                                                                                            --------------
                                                                                            $    7,962,537
                                                                                            --------------
                                               Total Utilities                              $    9,051,796
----------------------------------------------------------------------------------------------------------
                                               TOTAL SENIOR FLOATING RATE
                                               LOAN INTERESTS
                                               (Cost $131,999,790)                          $  113,690,143
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

38    Pioneer High Yield Fund | Annual Report | 10/31/09

               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount         (unaudited)   (unaudited)                                                Value
                                              TEMPORARY CASH INVESTMENTS -- 8.3%
                                              Repurchase Agreements -- 0.5%
$ 7,510,000    0.07                NR/Aaa     Bank of America, 0.12%, dated
                                              10/30/09, repurchase price of
                                              $7,510,000 plus accrued interest on
                                              11/2/09 collateralized by the following
                                              $4,032,036 Federal National Mortgage
                                              Association (ARM), 3.378% -
                                              4.778%, 11/1/24 - 8/1/35
                                              $3,246,202 Federal Home National
                                              Mortgage Corp., 4.5% - 5.5%,
                                              12/1/38 - 11/1/39
                                              $381,962 Freddie Mac Giant., 4.5%,
                                              11/1/24                                   $    7,510,000
  7,510,000    0.07                NR/Aaa     JPMorgan, 0.12%, dated 10/30/09,
                                              repurchase price of $7,510,000 plus
                                              accrued interest on 11/2/09
                                              collateralized by $7,660,512 Federal
                                              National Mortgage Association,
                                              5.0% - 5.5%, 12/1/35 - 6/1/37                  7,510,000
                                                                                        --------------
                                              Total Repurchase Agreements               $   15,020,000
------------------------------------------------------------------------------------------------------
                                              SECURITIES LENDING COLLATERAL -- 7.8% (d)
                                              Certificates of Deposit:
 10,928,453                                   Bank of Nova Scotia 0.25%, 11/17/09       $   10,928,453
 11,535,590                                   BNP Paribas NY, 0.3%, 11/17/09                11,535,590
  7,285,636                                   Rabobank Nederland NY, 0.24%,
                                              12/11/09                                       7,285,636
  7,285,636                                   Societe Generale, 0.27%, 12/4/09               7,285,636
  5,342,876                                   Nordea NY, 0.21%, 12/22/09                     5,342,876
  7,285,636                                   Toronto Dominion, 0.23%, 12/16/09              7,285,636
                                                                                        --------------
                                                                                        $   49,663,827
------------------------------------------------------------------------------------------------------
                                              Commercial Paper:
 12,141,161                                   BBVA London, 0.29%, 11/6/09               $   12,141,161
  7,282,412                                   CBA Financial, 0.27%, 12/29/09                 7,282,412
  7,282,903                                   HND AF, 0.30%, 12/15/09                        7,282,903
  6,070,068                                   HSBC, 0.24%, 12/2/09                           6,070,068
  1,214,005                                   HSBC, 0.24%, 12/3/09                           1,214,005
 10,925,196                                   NABPP, 0.29%, 12/7/09                         10,925,196
  7,284,057                                   Cafco, 0.40%, 12/9/09                          7,284,057
  4,249,912                                   Char FD, 0.30%, 11/2/09                        4,249,912
  3,642,050                                   Ciesco, 0.33%, 11/23/09                        3,642,050
  3,641,882                                   Ciesco, 0.25%, 12/7/09                         3,641,882
  6,069,749                                   ABB LLC, 0.59%, 12/28/09                       6,069,749
  6,069,373                                   BCS FUN, 0.60%, 12/29/09                       6,069,373
  6,071,247                                   Kithaw, 0.23%, 11/3/09                         6,071,247

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Annual Report | 10/31/09    39

                   Floating      S&P/Moody's
Principal          Rate (b)      Ratings
Amount             (unaudited)   (unaudited)                                             Value
                                                  Commercial Paper -- (continued)
$6,069,703                                        Ranger, 0.24%, 12/11/09                      6,069,703
 3,567,711                                        TB LLC, 0.20%, 12/10/09                      3,567,711
 6,069,700                                        GE, 0.23%, 12/28/09                          6,069,700
 4,237,936                                        Santander U.S. Debt, 0.37%, 11/20/09         4,237,936
                                                                                           -------------
                                                                                          $  101,889,065
--------------------------------------------------------------------------------------------------------
                                                  Tri-party Repurchase Agreements:
35,213,905                                        Deutsche Bank, 0.06%, 11/2/09           $   35,213,905
26,913,381                                        Barclays Capital Markets, 0.05%,
                                                  11/2/09                                     26,913,381
                                                                                          --------------
                                                                                          $   62,127,286
--------------------------------------------------------------------------------------------------------
 Shares
                                                  Money Market Mutual Funds:
 4,857,090                                        Dreyfus Preferred Money Market Fund     $    4,857,088
 6,071,363                                        Fidelity Prime Money Market Fund             6,071,363
                                                                                          --------------
                                                                                          $   10,928,451
                                                                                          --------------
                                                  Total Securities Lending Collateral     $  224,608,629
--------------------------------------------------------------------------------------------------------
                                                  TOTAL TEMPORARY CASH INVESTMENTS
                                                  (Cost $239,628,629)                     $  239,628,629
--------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENT IN SECURITIES -- 106.6%
                                                  (Cost $3,129,772,853) (a)               $3,080,549,259
--------------------------------------------------------------------------------------------------------
                                                  OTHER ASSETS AND
                                                  LIABILITIES -- (6.6)%                   $ (191,261,929)
--------------------------------------------------------------------------------------------------------
                                                  TOTAL NET ASSETS -- 100.0%              $2,889,287,330
========================================================================================================

*      Non-income producing security.

NR     Not rated by either S&P or Moody's.

PIK    Represents a pay in kind security.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2009, the value of these securities amounted to $351,069,261 or 12.2% of total net assets.

** Senior floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

The accompanying notes are an integral part of these financial statements.

40    Pioneer High Yield Fund | Annual Report | 10/31/09

(a) At October 31, 2009, the net unrealized loss on investments based on cost for federal income tax purposes of $3,146,283,401, was as follows:

       Aggregate gross unrealized gain for all investments in which there is an
         excess of value over tax cost                                             $247,933,516
       Aggregate gross unrealized loss for all investments in which there is an
         excess of tax cost over value                                             (313,667,658)
                                                                                   ------------
       Net unrealized loss                                                         $(65,734,142)
                                                                                   ============

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.
(c)    At October 31, 2009, the following securities were out on loan:

Principal
Amount ($)          Description                                                    Value
     12,577,000     Allison Transmission, Inc., 11.0%, 11/1/15 (144A)              $12,828,540
     14,044,000     Baldor Electric, Co., 8.625%, 2/15/17                           14,465,320
         16,200     Bank of America Corp., 7.25%, 12/31/49                          13,629,546
      2,243,000     Bausch & Lomb, Inc., 9.875%, 11/1/15                             2,321,505
      3,608,000     BE Aerospace, Inc., 8.5%, 7/1/18                                 3,752,320
      2,811,000     Bowater, Inc., 6.5%, 6/15/13                                       730,860
      1,402,000     Chesapeake Energy Co., 2.5% 5/15/37                              1,235,512
     10,699,000     Cricket Communications, Inc., 9.375%, 11/1/14                   10,378,030
        766,000     D.R. Horton, Inc., 2.0% 5/15/14                                    842,600
        240,000     Dollar Financial Corp., 2.875%, 6/30/27 (144A)                     197,100
     12,516,000     First Data Corp., 9.875%, 9/24/15 (144A)                        11,546,010
      2,500,000     Frontier Communications Corp., 8.25%, 5/1/14                     2,575,000
      8,200,000     General Cable Corp., 7.125%, 4/1/17                              7,913,000
        940,000     Goodyear Tire & Rubber Co., 10.5%, 5/15/16                       1,017,550
      2,000,000     Graham Packaging Co., 9.875%, 10/15/14                           2,040,000
      6,335,000     Graphic Packaging Co., 9.5%, 8/15/13                             6,501,294
      3,650,000     Greenbrier Co., Inc., 2.375%, 5/15/26                            2,527,625
      1,680,000     HCA, Inc., 9.875%, 2/15/17                                       1,806,000
      2,000,000     Intelsat Subsidiary Holding Co., 8.5%, 1/15/13                   2,007,500
      2,800,000     Mannkind Corp., 3.75%, 12/15/13                                  1,722,000
      6,750,000     Plains Exploration & Production Co., 10.0%, 3/1/16               7,222,500
      3,848,000     Sally Holdings LLC, 10.5%, 11/15/16                              4,078,880
      2,005,000     Scientific Games Corp., 6.25%, 12/15/12                          1,949,863
      1,692,000     Scientific Games International Inc., 9.25%, 6/15/19 (144A)       1,763,910
      6,300,000     Sungard Data Systems, Inc., 9.125%, 8/15/13                      6,410,250
        585,000     Telesat Canada / Telesat LLC, 11.0%, 11/1/15                       634,725
      5,326,000     Tenneco Automotive, Inc., 8.625%, 11/15/14                       5,019,755
     21,150,000     TXU Energy Co., 10.25%, 11/1/15                                 15,016,500
      7,680,000     Univision Communications, Inc., 9.75%, 3/15/15 (PIK)
                    (144A)                                                           5,952,000
      8,700,000     Yankee Acquisition Corp., 8.5%, 2/15/15                          8,308,500
      4,988,000     Yankee Acquisition Corp., 9.75%, 2/15/17                         4,701,190

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Annual Report | 10/31/09    41

    Shares        Description                             Value
     647,700     Alliance One International, Inc.*        $  2,856,357
       1,100     Cinemark Holdings, Inc.                        12,749
     115,000     ESCO Electronics Corp.*                     4,517,200
      63,000     General Cable Corp.*                        1,961,820
      21,100     General Communication, Inc.*                  129,765
     122,300     Inverness Medical Innovations, Inc.*        4,648,623
     149,200     Legg Mason, Inc.                            4,343,212
      34,100     Lennox International, Inc.                  1,148,147
     545,075     NRG Energy, Inc.*                          12,531,274
     360,000     Sandridge Energy, Inc.*                     3,682,800
     436,800     Scientific Games Corp.*                     6,145,776
      15,000     Sonic Automotive, Inc.*                       134,100
      46,300     Starbucks Corp.*                              878,774
     167,000     Texas Industries, Inc.                      5,559,430
     100,000     Titanium Metals Corp.                         860,000
     101,900     Tyco Electronics, Ltd.                      2,165,375
     -----------------------------------------------------------------
                 Total                                    $212,670,788
     =================================================================

(d)    Security lending collateral is managed by Credit Suisse AG, New York
       Branch.

(e)    Security is in default and is non-income producing.

(f)    Security is fair valued (see Note A).

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2009 aggregated $1,155,465,159 and $1,004,608,298, respectively.

The accompanying notes are an integral part of these financial statements.

42    Pioneer High Yield Fund | Annual Report | 10/31/09

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

     Level 1 -- quoted prices in active markets for identical securities
     Level 2 -- other significant observable inputs (Including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
     Level 3 -- significant unobservable inputs (Including the Fund's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of October 31, 2009, in valuing the Fund's assets:

                                            Level 1          Level 2            Level 3        Total
 Asset backed securities                    $          --    $     1,541,745    $        --    $     1,541,745
 Collateralized mortgage obligation                    --          1,505,750             --          1,505,750
 Corporate bonds                                       --      1,675,372,442             --      1,675,372,442
 Convertible corporate bonds                           --        486,125,216             --        486,125,216
 Municipal bonds                                       --          1,000,000             --          1,000,000
 Municipal collateralized debt obligation              --                 --             --                 --
 Foreign government bonds                              --                 --             --                 --
 Senior floating rate loan interests                   --        112,646,173             --        112,646,173
 Senior floating rate loan interests
 (Diversified metals & mining)                         --                 --      1,043,970          1,043,970
 Common stocks                                447,300,473                 --             --        447,300,473
 Preferred stock                               65,510,702                 --             --         65,510,702
 Preferred stock (Electrical
 component & equipment)                                --         10,644,750             --         10,644,750
 Preferred stock (Thrifts &
 mortgage finance)                                     --         20,340,096             --         20,340,096
 Preferred stock (Multi-utilities)                     --         17,889,313             --         17,889,313
 Warrants                                              --                 --             --                 --
 Temporary cash investments                            --        228,700,178             --        228,700,178
 Money market mutual funds                     10,928,451                 --             --         10,928,451
--------------------------------------------------------------------------------------------------------------
 Total                                      $ 523,739,626    $ 2,555,765,663    $ 1,043,970    $ 3,080,549,259
==============================================================================================================

The following is a reconciliation of assets valued using significant observable inputs (Level 3):

                                                                Senior floating
                                                                rate loan
                                                                interests
Balance as of 10/31/08                                             $       --
Realized gain (loss)                                                       --
Change in unrealized appreciation (depreciation)                           --
Net purchases (sales)                                                      --
Transfers in and out of Level 3*                                    1,043,970
-----------------------------------------------------------------------------
Balance as of 10/31/09                                             $1,043,970
=============================================================================

*    Transfers are calculated on the date of transfer.

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Annual Report | 10/31/09    43

Statement of Assets and Liabilities | 10/31/09

ASSETS:
  Investment in securities, at fair value (including securities loaned of
   $212,670,788) (cost $3,129,772,853)                                        $3,080,549,259
  Cash                                                                             5,145,288
  Receivables --
   Investment securities sold                                                     30,363,534
   Fund shares sold                                                               15,428,856
   Dividends and interest                                                         51,337,102
   Due from Pioneer Investment Management, Inc.                                          173
  Other                                                                               80,639
--------------------------------------------------------------------------------------------
     Total assets                                                             $3,182,904,851
--------------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                            $   54,045,098
   Fund shares repurchased                                                         9,718,046
   Dividends                                                                       4,117,168
   Upon return of securities loaned                                              224,608,629
  Due to affiliates                                                                  657,206
  Unrealized depreciation on unfunded corporate loans                                280,805
  Accrued expenses                                                                   190,569
--------------------------------------------------------------------------------------------
     Total liabilities                                                        $  293,617,521
--------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                             $3,268,371,747
  Distributions in excess of net investment income                               (11,431,441)
  Accumulated net realized loss on investments                                  (318,149,577)
  Net unrealized loss on investments                                             (49,503,399)
--------------------------------------------------------------------------------------------
     Total net assets                                                         $2,889,287,330
============================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $1,398,691,709/160,870,096 shares)                        $         8.69
  Class B (based on $376,790,356/43,106,544 shares)                           $         8.74
  Class C (based on $624,726,395/70,758,734 shares)                           $         8.83
  Class R (based on $119,846,423/12,357,630 shares)                           $         9.70
  Class Y (based on $367,932,935/42,315,461 shares)                           $         8.69
  Class Z (based on $1,299,512/150,182 shares)                                $         8.65
MAXIMUM OFFERING PRICE:
  Class A ($8.69 [divided by] 95.5%)                                          $         9.10
============================================================================================

The accompanying notes are an integral part of these financial statements.

44    Pioneer High Yield Fund | Annual Report | 10/31/09

Statement of Operations

For the Year Ended 10/31/09

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $3,834)      $ 13,398,213
  Interest                                                  185,872,654
  Income from securities loaned, net                          1,711,005
------------------------------------------------------------------------------------------
     Total investment income                                                $  200,981,872
------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                          $ 14,563,662
  Transfer agent fees
   Class A                                                    1,786,768
   Class B                                                      874,414
   Class C                                                      847,268
   Class R                                                       21,879
   Class Y                                                       36,703
   Class Z                                                        1,355
  Distribution fees
   Class A                                                    2,671,907
   Class B                                                    3,484,438
   Class C                                                    5,078,365
   Class R                                                      457,038
  Shareholder communications expense                          2,193,088
  Administrative reimbursements                               1,008,722
  Custodian fees                                                 95,311
  Registration fees                                             176,055
  Professional fees                                             171,432
  Printing expense                                              186,317
  Fees and expenses of nonaffiliated trustees                    90,384
  Interest expense                                                6,791
  Miscellaneous                                                 372,207
------------------------------------------------------------------------------------------
     Total expenses                                                         $   34,124,104
     Less fees waived and expenses reimbursed by
       Pioneer Investment Management, Inc.                                            (801)
     Less fees paid indirectly                                                      (4,617)
------------------------------------------------------------------------------------------
     Net expenses                                                           $   34,118,686
------------------------------------------------------------------------------------------
       Net investment income                                                $  166,863,186
------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on investments                                          $ (311,435,025)
  Change in net unrealized gain (loss) on:
   Investments                                             $949,915,344
   Unfunded corporate loans                                    (280,805)       949,634,539
------------------------------------------------------------------------------------------
  Net loss on investments                                                   $  638,199,514
------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                      $  805,062,700
==========================================================================================

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Annual Report | 10/31/09    45

Statements of Changes in Net Assets

For the Years Ended 10/31/09 and 10/31/08, respectively

                                                                    Year Ended          Year Ended
                                                                   10/31/09            10/31/08
FROM OPERATIONS:
Net investment income                                               $    166,863,186    $    177,026,714
Net realized gain (loss) on investments                                 (311,435,025)         26,619,603
Change in net unrealized gain (loss) on investments                      949,634,539      (1,308,080,043)
---------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting
     from operations                                                $    805,062,700    $ (1,104,433,726)
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.61 and $0.53 per share, respectively)                $    (89,468,028)   $    (78,085,614)
   Class B ($0.56 and $0.46 per share, respectively)                     (28,088,184)        (29,260,441)
   Class C ($0.58 and $0.46 per share, respectively)                     (40,305,401)        (35,622,523)
   Class R ($0.67 and $0.56 per share, respectively)                      (7,624,335)         (5,180,076)
   Class Y ($0.65 and $0.57 per share, respectively)                     (25,810,046)        (18,643,381)
   Class Z ($0.65 and $0.58 per share, respectively)                         (50,842)            (10,042)
Net realized gain:
   Class A ($0.09 and $0.57 per share, respectively)                     (12,024,228)        (86,406,861)
   Class B ($0.09 and $0.57 per share, respectively)                      (4,927,662)        (39,365,331)
   Class C ($0.09 and $0.57 per share, respectively)                      (6,192,743)        (45,539,166)
   Class R ($0.09 and $0.57 per share, respectively)                        (941,525)         (4,570,818)
   Class Y ($0.09 and $0.57 per share, respectively)                      (3,391,108)        (15,980,338)
   Class Z ($0.09 and $0.57 per share, respectively)                          (5,411)             (5,018)
---------------------------------------------------------------------------------------------------------
     Total distributions to shareowners                             $   (218,829,513)   $   (358,669,609)
---------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                    $  1,120,458,805    $    719,100,664
Reinvestment of distributions                                            154,342,860         259,382,055
Cost of shares repurchased                                            (1,105,819,266)     (1,365,060,792)
---------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from
     Fund share transactions                                        $    168,982,399    $   (386,578,073)
---------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                            $    755,215,586    $ (1,849,681,408)
NET ASSETS:
Beginning of year                                                   $  2,134,071,744    $  3,983,753,152
---------------------------------------------------------------------------------------------------------
End of year                                                         $  2,889,287,330    $  2,134,071,744
---------------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net investment income    $    (11,431,441)   $     12,451,712
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

46    Pioneer High Yield Fund | Annual Report | 10/31/09

                                     '09 Shares       '09 Amount            '08 Shares       '08 Amount
Class A
Shares sold                           99,829,912     $681,835,019            34,257,364     $ 340,981,625
Reinvestment of distributions         11,760,768       80,595,618            13,529,554       135,533,055
Less shares repurchased              (84,521,880)    (584,125,579)          (69,464,859)     (682,283,356)
---------------------------------------------------------------------------------------------------------
   Net increase (decrease)            27,068,800     $178,305,058           (21,677,941)    $(205,768,676)
=========================================================================================================
Class B
Shares sold                            4,614,511     $ 30,519,474             2,619,642     $  26,517,990
Reinvestment of distributions          2,831,923       19,119,535             4,033,046        40,855,473
Less shares repurchased              (18,728,332)    (132,206,352)          (22,655,569)     (222,726,791)
---------------------------------------------------------------------------------------------------------
   Net decrease                      (11,281,898)    $(82,567,343)          (16,002,881)    $(155,353,328)
=========================================================================================================
Class C
Shares sold                           24,074,469     $159,613,308            10,467,096     $ 106,428,330
Reinvestment of distributions          4,168,622       28,797,538             5,023,098        51,302,786
Less shares repurchased              (25,652,386)    (175,055,921)          (29,895,379)     (298,256,186)
---------------------------------------------------------------------------------------------------------
   Net increase (decrease)             2,590,705     $ 13,354,925           (14,405,185)    $(140,525,070)
=========================================================================================================
Class R
Shares sold                            5,177,337     $ 40,540,262             3,896,631     $  43,173,437
Reinvestment of distributions          1,055,590        8,080,989               817,768         9,019,180
Less shares repurchased               (3,956,843)     (31,508,458)           (2,351,793)      (25,315,861)
---------------------------------------------------------------------------------------------------------
   Net increase                        2,276,084     $ 17,112,793             2,362,606     $  26,876,756
=========================================================================================================
Class Y
Shares sold                           28,310,480     $206,797,888            20,231,960     $ 201,741,251
Reinvestment of distributions          2,607,357       17,722,878             2,284,153        22,667,017
Less shares repurchased              (24,884,401)    (182,617,098)          (13,899,149)     (136,465,359)
---------------------------------------------------------------------------------------------------------
   Net increase                        6,033,436     $ 41,903,668             8,616,964     $  87,942,909
=========================================================================================================
Class Z
Shares sold                              153,927     $  1,152,854                27,737     $     258,031
Reinvestment of distributions              3,747           26,302                   515             4,544
Less shares repurchased                  (42,673)        (305,858)               (1,828)          (13,239)
---------------------------------------------------------------------------------------------------------
   Net increase                          115,001     $    873,298                26,424     $     249,336
=========================================================================================================

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Annual Report | 10/31/09    47

Financial Highlights

                                                           Year           Year           Year           Year           Year
                                                           Ended          Ended          Ended          Ended          Ended
                                                           10/31/09       10/31/08       10/31/07       10/31/06       10/31/05
Class A
Net asset value, beginning of period                       $     6.99     $  11.51       $    11.13     $    11.18     $    11.73
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                     $     0.54     $   0.56       $     0.50     $     0.55     $     0.59
 Net realized and unrealized gain (loss) on investments          1.87        (3.98)            0.88           0.49          (0.20)
----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations       $     2.41     $  (3.42)      $     1.38     $     1.04     $     0.39
Distributions to shareowners:
 Net investment income                                          (0.61)       (0.53)           (0.51)         (0.57)         (0.54)
 Net realized gain                                              (0.09)       (0.57)           (0.49)         (0.52)         (0.40)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $     1.70     $  (4.52)      $     0.38     $    (0.05)    $    (0.55)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $     8.69     $   6.99       $    11.51     $    11.13     $    11.18
==================================================================================================================================
Total return*                                                   37.79%      (32.18)%          13.10%          9.98%          3.49%
Ratio of net expenses to average net assets+                     1.25%        1.20%            1.10%          1.11%          1.06%
Ratio of net investment income to average net assets+            7.41%        5.63%            4.50%          5.02%          5.30%
Portfolio turnover rate                                            45%          29%              27%            19%            24%
Net assets, end of period (in thousands)                   $1,398,692     $935,580       $1,789,612     $2,192,694     $2,585,620
Ratios with no waiver of management fees by PIM and no
 reduction for fees paid indirectly:
 Net expenses                                                    1.25%        1.20%            1.10%          1.11%          1.06%
 Net investment income                                           7.41%        5.63%            4.50%          5.02%          5.30%
Ratios with waiver of management fees by PIM and
 reduction for fees paid indirectly:
 Net expenses                                                    1.25%        1.20%            1.10%          1.10%          1.06%
 Net investment income                                           7.41%        5.63%            4.50%          5.03%          5.30%
==================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

48  Pioneer High Yield Fund | Annual Report | 10/31/09

                                                             Year         Year         Year         Year           Year
                                                             Ended        Ended        Ended        Ended          Ended
                                                             10/31/09     10/31/08     10/31/07     10/31/06       10/31/05
Class B
Net asset value, beginning of period                         $   7.03     $  11.56     $  11.18     $    11.22     $    11.78
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                       $   0.48     $   0.49     $   0.42     $     0.47     $     0.51
 Net realized and unrealized gain (loss) on investments          1.89        (3.99)        0.88           0.50          (0.21)
-------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations         $   2.37     $  (3.50)    $   1.30     $     0.97     $     0.30
Distributions to shareowners:
 Net investment income                                          (0.56)       (0.46)       (0.43)         (0.49)         (0.46)
 Net realized gain                                              (0.09)       (0.57)       (0.49)         (0.52)         (0.40)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   1.71     $  (4.53)    $   0.38     $    (0.04)    $    (0.56)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   8.74     $   7.03     $  11.56     $    11.18     $    11.22
===============================================================================================================================
Total return*                                                   36.89%      (32.72)%      12.23%          9.25%          2.61%
Ratio of net expenses to average net assets+                     2.04%        1.91%        1.86%          1.84%          1.83%
Ratio of net investment income to average net assets+            6.84%        4.90%        3.75%          4.30%          4.54%
Portfolio turnover                                                 45%          29%          27%            19%            24%
Net assets, end of period (in thousands)                     $376,790     $382,124     $813,963     $1,063,908     $1,323,749
Ratios with no waiver of management fees by PIM and no
 reduction for fees paid indirectly:
 Net expenses                                                    2.04%        1.91%        1.86%          1.84%          1.83%
 Net investment income                                           6.84%        4.90%        3.75%          4.30%          4.54%
Ratios with waiver of management fees by PIM and
 reduction for fees paid indirectly:
 Net expenses                                                    2.04%        1.90%        1.85%          1.83%          1.83%
 Net investment income                                           6.84%        4.91%        3.76%          4.31%          4.54%
===============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Yield Fund | Annual Report | 10/31/09  49

                                                              Year         Year         Year         Year           Year
                                                              Ended        Ended        Ended        Ended          Ended
                                                              10/31/09     10/31/08     10/31/07     10/31/06       10/31/05
Class C
Net asset value, beginning of period                          $   7.10     $  11.68     $  11.28     $    11.32     $    11.88
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                        $   0.49     $   0.50     $   0.43     $     0.48     $     0.51
 Net realized and unrealized gain (loss) on investments           1.91        (4.05)        0.90           0.50          (0.20)
-------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations          $   2.40     $  (3.55)    $   1.33     $     0.98     $     0.31
Distributions to shareowners:
 Net investment income                                           (0.58)       (0.46)       (0.44)         (0.50)         (0.47)
 Net realized gain                                               (0.09)       (0.57)       (0.49)         (0.52)         (0.40)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $   1.73     $  (4.58)    $   0.40     $    (0.04)    $    (0.56)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $   8.83     $   7.10     $  11.68     $    11.28     $    11.32
===============================================================================================================================
Total return*                                                    37.01%      (32.78)%      12.35%          9.22%          2.65%
Ratio of net expenses to average net assets+                      1.98%        1.89%        1.85%          1.82%          1.81%
Ratio of net investment income to average net assets+             6.78%        4.94%        3.76%          4.33%          4.56%
Portfolio turnover rate                                             45%          29%          27%            19%            24%
Net assets, end of period (in thousands)                      $624,726     $483,992     $964,063     $1,247,550     $1,620,355
Ratios with no waiver of management fees by PIM and no
  reduction for fees paid indirectly:
 Net expenses                                                     1.98%        1.89%        1.85%          1.82%          1.81%
 Net investment income                                            6.78%        4.94%        3.76%          4.33%          4.56%
Ratios with waiver of management fees by PIM and
 reduction for fees paid indirectly:
 Net expenses                                                     1.98%        1.89%        1.85%          1.81%          1.81%
 Net investment income                                            6.78%        4.94%        3.76%          4.34%          4.56%
===============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

50  Pioneer High Yield Fund | Annual Report | 10/31/09

                                                                    Year         Year        Year        Year        Year
                                                                    Ended        Ended       Ended       Ended       Ended
                                                                    10/31/09     10/31/08    10/31/07    10/31/06    10/31/05
Class R
Net asset value, beginning of period                                $   7.79     $ 12.74     $ 12.28     $ 12.29     $ 12.88
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                              $   0.58     $  0.60     $  0.53     $  0.56     $  0.66
 Net realized and unrealized gain (loss) on investments                 2.09       (4.42)       0.96        0.56       (0.28)
-----------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                $   2.68     $ (3.82)    $  1.49     $  1.12     $  0.38
Distributions to shareowners:
 Net investment income                                                 (0.67)      (0.56)      (0.54)      (0.61)      (0.57)
 Net realized gain                                                     (0.09)      (0.57)      (0.49)      (0.52)      (0.40)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                          $   1.91     $ (4.95)    $  0.46     $ (0.01)    $ (0.59)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $   9.70     $  7.79     $ 12.74     $ 12.28     $ 12.29
=============================================================================================================================
Total return*                                                          37.73%     (32.36)%     12.76%       9.67%       3.04%
Ratio of net expenses to average net assets+                            1.47%       1.47%       1.34%       1.45%       1.29%
Ratio of net investment income to average net assets+                   7.23%       5.44%       4.24%       4.60%       5.12%
Portfolio turnover rate                                                   45%         29%         27%         19%         24%
Net assets, end of period (in thousands)                            $119,846     $78,537     $98,353     $54,188     $29,410
Ratios with no waiver of fees by PIM and no reduction
 for fees paid indirectly:
 Net expenses                                                           1.47%       1.47%       1.34%       1.45%       1.24%
 Net investment income                                                  7.23%       5.44%       4.24%       4.60%       5.12%
Ratios with waiver of fees by PIM and reduction for
 fees paid indirectly:
 Net expenses                                                           1.47%       1.47%       1.34%       1.45%       1.29%
 Net investment income                                                  7.23%       5.44%       4.24%       4.60%       5.12%
=============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Yield Fund | Annual Report | 10/31/09  51

                                                          Year         Year         Year         Year         Year
                                                          Ended        Ended        Ended        Ended        Ended
                                                          10/31/09     10/31/08     10/31/07     10/31/06     10/31/05
Class Y
Net asset value, beginning of period                      $   6.99     $  11.48     $  11.11     $  11.16     $  11.70
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                    $   0.57     $   0.60     $   0.55     $   0.59     $   0.65
 Net realized and unrealized gain (loss) on investments       1.87        (3.95)        0.87         0.49        (0.21)
-----------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations      $   2.44     $  (3.35)    $   1.42     $   1.08     $   0.44
Distributions to shareowners:
 Net investment income                                       (0.65)       (0.57)       (0.56)       (0.61)       (0.58)
 Net realized gain                                           (0.09)       (0.57)       (0.49)       (0.52)       (0.40)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                $   1.70     $  (4.49)    $   0.37     $  (0.05)    $  (0.54)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $   8.69     $   6.99     $  11.48     $  11.11     $  11.16
=======================================================================================================================
Total return*                                                38.59%      (31.79)%      13.48%       10.43%        3.92%
Ratio of net expenses to average net assets+                  0.78%        0.76%        0.71%        0.68%        0.70%
Ratio of net investment income to average net assets+         7.95%        6.15%        4.88%        5.39%        5.67%
Portfolio turnover rate                                         45%          29%          27%          19%          24%
Net assets, end of period (in thousands)                  $367,933     $253,593     $317,661     $265,107     $180,314
Ratios with no waiver of management fees by PIM and no
 reduction for fees paid indirectly:
 Net expenses                                                 0.78%        0.76%        0.71%        0.68%        0.70%
 Net investment income                                        7.95%        6.15%        4.88%        5.39%        5.67%
Ratios with waiver of management fees by PIM and
 reduction for fees paid indirectly:
 Net expenses                                                 0.78%        0.76%        0.71%        0.68%        0.70%
 Net investment income                                        7.95%        6.15%        4.88%        5.39%        5.67%
=======================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

52  Pioneer High Yield Fund | Annual Report | 10/31/09

                                                    Year         Year
                                                    Ended        Ended         7/6/07 to
                                                    10/31/09     10/31/08      10/31/07 (a)
Class Z
Net asset value, beginning of period                $ 7.01       $ 11.51       $ 11.42
-------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                              $ 0.58       $  0.60       $  0.17
 Net realized and unrealized gain (loss)
   on investments                                     1.80         (3.95)         0.09
-------------------------------------------------------------------------------------------
   Net increase (decrease) from
     investment operations                          $ 2.38       $ (3.35)      $  0.26
Distributions to shareowners:
 Net investment income                               (0.65)        (0.58)        (0.17)
 Net realized gain                                   (0.09)        (0.57)           --
-------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value          $ 1.64       $ (4.50)      $  0.09
-------------------------------------------------------------------------------------------
Net asset value, end of period                      $ 8.65       $  7.01       $ 11.51
===========================================================================================
Total return*                                        37.48%       (31.76)%        2.35%(b)
Ratio of net expenses to average net assets+          0.85%         0.85%         0.67%**
Ratio of net investment income to average
 net assets+                                          7.49%         6.34%         4.92%**
Portfolio turnover rate                                 45%           29%           27%(b)
Net assets, end of period (in thousands)            $1,300       $   247       $   101
Ratios with no waiver of management fees by PIM
 and no reduction for fees paid indirectly:
 Net expenses                                         0.98%         1.02%         0.67%**
 Net investment income                                7.36%         6.17%         4.92%**
Ratios with waiver of management fees by PIM and
 reduction for fees paid indirectly:
 Net expenses                                         0.85%         0.85%         0.67%**
 Net investment income                                7.49%         6.34%         4.92%**
===========================================================================================

(a)  Class Z shares were first publicly offered on July 6, 2007
(b)  Not annualized
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Annual Report | 10/31/09    53

Notes to Financial Statements | 10/31/09

1. Organization and Significant Accounting Policies

Pioneer High Yield Fund (the Fund), a Delaware statutory trust, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to maximize total return through a combination of income and capital appreciation.

The Fund offers six classes of shares designated as Class A, Class B, Class C, Class R, Class Y and Class Z shares. Class Z shares were first publicly offered on July 6, 2007. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares or Class Z shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it susceptible to any economic, political, or regulatory developments or other risks affecting those industries or sectors. The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Fund's prospectuses contain unaudited information regarding the Fund's principal risks. Please refer to those documents when considering the Fund's principal risks.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the

54    Pioneer High Yield Fund | Annual Report | 10/31/09

Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For the limited number of senior loans for which no reliable price quotes are available, such senior loans will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Securities or loans for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees and may include yield equivalents or a pricing matrix.

   The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Thus, the valuation of the Fund's securities may differ from exchange prices. At October 31, 2009 one security was valued using fair value methods (other than securities valued using prices supplied by independent pricing services) representing 0.04% of net assets. Inputs used in the valuation of a security using fair value methods include credit ratings, the financial condition of the company, current market conditions and comparable securities. Short-term fixed income securities with remaining maturities of sixty days or less

                        Pioneer High Yield Fund | Annual Report | 10/31/09    55
   generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its share-owners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years are subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   At October 31, 2009, the Fund had a net capital loss carryforward of $313,396,619 of which the following amounts will expire between 2010 and 2017 if not utilized $3,143,604 in 2010, $884,417 in 2011 and $309,368,598 in
   2017.

   At October 31, 2009, the Fund has reclassified $600,497 to decrease distributions in excess of net investment income, $600,497 to increase accumulated net realized loss on investments, to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Fund and presents the Fund's capital accounts on a tax basis.

56    Pioneer High Yield Fund | Annual Report | 10/31/09

The tax character of distributions paid during the years ended October 31, 2009 and October 31, 2008 were as follows:

                                                        2009             2008
Distributions paid from:
Ordinary income                                 $191,293,201     $166,802,077
Long-term capital gain                            27,536,312      191,867,532
-----------------------------------------------------------------------------
   Total                                        $218,829,513     $358,669,609
=============================================================================

The following shows the components of distributable earnings on a federal income tax basis at October 31, 2009:

                                                                         2009
Distributable earnings:
Undistributed ordinary income                                  $    4,443,317
Capital loss carryforward                                        (313,396,619)
Current year dividend payable                                      (4,117,168
Unrealized depreciation                                           (66,013,947)
-----------------------------------------------------------------------------
   Total                                                       $ (379,084,417)
=============================================================================

   The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, interest accruals on preferred stocks, adjustments relating to catastrophe bonds and interest on defaulted bonds.

C. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (Uni-Credit), earned $106,562 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2009.

D. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C of the Fund, respectively (see
   Note 4). Class Y and Class Z shares do not pay distribution fees. Shareowners of each class participate in all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

                        Pioneer High Yield Fund | Annual Report | 10/31/09    57

   The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C, Class Y and Class Z shares can reflect different transfer agent and distribution expense rates.

E. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

F. Securities Lending

   The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive interest or payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million, 0.65% of the next $500 million, 0.60% of the next $4 billion, 0.55% of the next $1 billion,

58    Pioneer High Yield Fund | Annual Report | 10/31/09

0.50% of the next $1 billion, 0.45% of the next $1 billion, 0.40% of the next $1 billion, 0.35% of the next $1 billion, and 0.30% on assets over $10 billion. For the year ended October 31, 2009, the management fee was equivalent to a rate of 0.63% of average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Class Z expenses to 0.85% of the average daily net assets attributable to Class Z shares. This expense limitation is in effect through March 1, 2012 for Class Z shares. There can be no assurance that PIM will extend the expense limitation agreement for any class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $104,517 in management fees, administrative costs and certain other reimbursements payable to PIM at October 31, 2009.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended October 31, 2009, such out of pocket expenses by class of shares were as follows:

 Shareholder Communications:

 Class A                                                           $1,202,077
 Class B                                                              221,377
 Class C                                                              432,772
 Class R                                                              205,160
 Class Y                                                              131,433
 Class Z                                                                  269
-----------------------------------------------------------------------------
    Total                                                          $2,193,088
=============================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $431,669 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at October 31, 2009.

4. Distribution and Service Plans

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class
C. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily

                        Pioneer High Yield Fund | Annual Report | 10/31/09    59
net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class
C shares. Pursuant to the Plan, the Fund pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $121,020 in distribution fees payable to PFD at October 31, 2009.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay as compensation to securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R, Class Y and Class Z shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase (within 12 months for purchases made on or after April 1, 2009). Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R, Class Y or Class Z shares. Proceeds from the CDSCs are paid to PFD. For the year ended October 31, 2009, CDSCs in the amount of $365,443 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses, due to interest earned on cash held by PIMSS. For the year ended October 31, 2009, the Fund's expenses were reduced by $4,617 under such arrangements.

60    Pioneer High Yield Fund | Annual Report | 10/31/09

6. Unfunded Loan Commitments

As of October 31, 2008, the Fund had unfunded loan commitments of approximately $3,730,000 (excluding unrealized depreciation on those commitments of $280,805 as of October 31, 2009), which could be extended at the option of the borrower pursuant to the following loan agreements:

                                                                   Unfunded
Borrower                                                           Commitment
Dollar Financial Corp.                                             $  635,593
Texas Competitive, LLC                                             $1,100,000
Warner Chilcott Co, LLC                                            $1,994,407

7. Line of Credit Facility

The Fund has a $75 million committed, unsecured revolving line of credit facility. The Fund may borrow up to the lesser of $75 million or the limit set by its prospectuses for borrowings. Interest on borrowings is payable at the higher of the Federal Funds Rate as in effect on that day, plus 1.25% and the overnight LIBOR Rate as in effect on that day, plus 1.25% on an annualized basis. The Fund pays a quarterly commitment fee for this facility.

For the year ended October 31, 2009, the average daily amount of borrowings outstanding during the period was $686,759. The related weighted average annualized interest rate for the period was 0.99%, and the total interest expense on such borrowings was $6,791. As of October 31, 2009, there were no borrowings outstanding.

Subsequent Events

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure through December 21, 2009, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

                        Pioneer High Yield Fund | Annual Report | 10/31/09    61

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareowners of
Pioneer High Yield Fund
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer High Yield Fund (the "Fund"), including the schedule of investments, as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian, brokers and agent banks or by other appropriate auditing procedures where replies from brokers and agent banks were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer High Yield Fund at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                      [LOGO] Ernst & Young LLP

Boston, Massachusetts
December 21, 2009

62    Pioneer High Yield Fund | Annual Report | 10/31/09

ADDITIONAL INFORMATION (unaudited)

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income and qualified short term gains were 83.53% and 0.0%, respectively.




                        Pioneer High Yield Fund | Annual Report | 10/31/09    63

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

Trustees and Officers

The Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees, except Mr. West, serves as a Trustee of each of the 62 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as a Trustee of 47 U.S. registered investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

64    Pioneer High Yield Fund | Annual Report | 10/31/09

Interested Trustees

                            Position Held            Length of Service
Name and Age                with the Fund            and Term of Office
John F. Cogan, Jr. (83)*    Chairman of the Board,   Trustee since 1999.
                            Trustee and President    Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
---------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (51)*   Trustee and Executive    Trustee since 2007.
                            Vice President           Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
---------------------------------------------------------------------------------------------------------------------

Interested Trustees
                                                                                                Other Directorships
Name and Age                Principal Occupation During Past Five Years                         Held by this Trustee
John F. Cogan, Jr. (83)*    Deputy Chairman and a Director of Pioneer Global Asset Man-         None
                            agement S.p.A. ("PGAM"); Non-Executive Chairman and a Direc-
                            tor of Pioneer Investment Management USA Inc. ("PIM-USA");
                            Chairman and a Director of Pioneer; Chairman and Director of
                            Pioneer Institutional Asset Management, Inc. (since 2006);
                            Director of Pioneer Alternative Investment Management Limited
                            (Dublin); President and a Director of Pioneer Alternative Invest-
                            ment Management (Bermuda) Limited and affiliated funds;
                            Director of PIOGLOBAL Real Estate Investment Fund (Russia)
                            (until June 2006); Director of Nano-C, Inc. (since 2003); Director of Cole Management Inc. (since 2004); Director of Fiduciary
                            Counseling, Inc.; President and Director of Pioneer Funds Dis-
                            tributor, Inc. ("PFD") (until May 2006); President of all of the
                            Pioneer Funds; and Of Counsel, Wilmer Cutler Pickering Hale and
                            Dorr LLP
---------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (51)*   Director, CEO and President of Pioneer Investment Management        None
                            USA Inc. (since February 2007); Director and President of
                            Pioneer Investment Management, Inc. and Pioneer Institutional
                            Asset Management, Inc. (since February 2007); Executive Vice
                            President of all of the Pioneer Funds (since March 2007); Direc-
                            tor of Pioneer Global Asset Management S.p.A. (since April
                            2007); Head of New Markets Division, Pioneer Global Asset Man-
                            agement S.p.A. (2000 - 2007)
---------------------------------------------------------------------------------------------------------------------
* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

                          Pioneer High Yield Fund | Annual Report | 10/31/09  65

Independent Trustees

                     Position Held   Length of Service
Name and Age         with the Fund   and Term of Office
David R. Bock (65)   Trustee         Trustee since 2005.
                                     Serves until a successor
                                     trustee is elected or
                                     earlier retirement or
                                     removal.
-------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (61)    Trustee         Trustee since 1999.
                                     Serves until a successor
                                     trustee is elected or
                                     earlier retirement or
                                     removal.
-------------------------------------------------------------------------------------------------------------------------

                                                                                          Other Directorships
Name and Age         Principal Occupation During Past Five Years                          Held by this Trustee
David R. Bock (65)   Managing Partner, Federal City Capital Advisors (boutique mer-       Director of Enterprise Com-
                     chant bank) (1997 to 2004 and 2008 - present); and Executive         munity Investment, Inc.
                     Vice President and Chief Financial Officer, I-trax, Inc. (publicly   (privately-held affordable
                     traded health care services company) (2004 - 2007)                   housing finance company);
                                                                                          Director of New York Mort-
                                                                                          gage Trust (publicly traded
                                                                                          mortgage REIT); and Direc-
                                                                                          tor of Oxford Analytica, Inc.
                                                                                          (privately-held research and
                                                                                          consulting company)
-------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (61)    President, Bush International, LLC (international financial advi-    Director of Marriott Interna-
                     sory firm)                                                           tional, Inc.; Director of Dis-
                                                                                          cover Financial Services
                                                                                          (credit card issuer and elec-
                                                                                          tronic payment services);
                                                                                          Director of Briggs & Stratton
                                                                                          Co. (engine manufacturer);
                                                                                          Director of UAL Corporation
                                                                                          (airline holding company);
                                                                                          Director of Mantech Interna-
                                                                                          tional Corporation (national
                                                                                          security, defense, and intel-
                                                                                          ligence technology firm);
                                                                                          and Member, Board of Gov-
                                                                                          ernors, Investment Company
                                                                                          Institute
-------------------------------------------------------------------------------------------------------------------------

66  Pioneer High Yield Fund | Annual Report | 10/31/09

                            Position Held   Length of Service
Name and Age                with the Fund   and Term of Office
Benjamin M. Friedman (65)   Trustee         Trustee since 2008.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
-------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (62)   Trustee         Trustee since 1999.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
-------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (59)        Trustee         Trustee since 2006.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
-------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (61)    Trustee         Trustee since 1999.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
-------------------------------------------------------------------------------------------------------------------------
Stephen K. West (81)        Trustee         Trustee since 1999.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
-------------------------------------------------------------------------------------------------------------------------

                                                                                                 Other Directorships
Name and Age                Principal Occupation During Past Five Years                          Held by this Trustee
Benjamin M. Friedman (65)   Professor, Harvard University                                        Trustee, Mellon Institutional
                                                                                                 Funds Investment Trust and
                                                                                                 Mellon Institutional Funds
                                                                                                 Master Portfolio (oversees
                                                                                                 17 portfolios in fund com-
                                                                                                 plex)
-------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (62)   Founding Director, Vice-President and Corporate Secretary, The       None
                            Winthrop Group, Inc. (consulting firm); and Desautels Faculty of
                            Management, McGill University
-------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (59)        Chief Executive Officer, Quadriserv, Inc. (technology products for   None
                            securities lending industry) (2008 - present); Private investor
                            (2004 - 2008); and Senior Executive Vice President, The Bank of
                            New York (financial and securities services) (1986 - 2004)
-------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (61)    President and Chief Executive Officer, Newbury, Piret & Company,     Director of New America
                            Inc. (investment banking firm)                                       High Income Fund, Inc.
                                                                                                 (closed-end investment
                                                                                                 company)
-------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (81)        Senior Counsel, Sullivan & Cromwell LLP (law firm)                   Director, The Swiss Helvetia
                                                                                                 Fund, Inc. (closed-end
                                                                                                 investment company)
-------------------------------------------------------------------------------------------------------------------------------

                          Pioneer High Yield Fund | Annual Report | 10/31/09  67

Fund Officers

                             Position Held         Length of Service
Name and Age                 with the Fund         and Term of Office
Dorothy E. Bourassa (61)     Secretary             Since 2003. Serves at
                                                   the discretion of the
                                                   Board
-------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (44)   Assistant Secretary   Since 2003. Serves at
                                                   the discretion of the
                                                   Board
-------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (49)         Treasurer             Since 2008. Serves at
                                                   the discretion of the
                                                   Board
-------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (44)        Assistant Treasurer   Since 2000. Serves at
                                                   the discretion of the
                                                   Board
-------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (51)           Assistant Treasurer   Since 2002. Serves at
                                                   the discretion of the
                                                   Board
-------------------------------------------------------------------------------------------------------------------------
David F. Johnson (29)        Assistant Treasurer   Since 2009. Serves at
                                                   the discretion of the
                                                   Board
-------------------------------------------------------------------------------------------------------------------------

Fund Officers

                                                                                                 Other Directorships
Name and Age                 Principal Occupation During Past Five Years                         Held by this Officer
Dorothy E. Bourassa (61)     Secretary of PIM-USA; Senior Vice President -- Legal of Pioneer;    None
                             Secretary/Clerk of most of PIM-USA's subsidiaries; and Secretary of all of the Pioneer Funds since September 2003 (Assistant
                             Secretary from November 2000 to September 2003)
-------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (44)   Associate General Counsel of Pioneer since January 2008 and         None
                             Assistant Secretary of all of the Pioneer Funds since September
                             2003; Vice President and Senior Counsel of Pioneer from July
                             2002 to December 2007
-------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (49)         Vice President -- Fund Accounting, Administration and Controller-   None
                             ship Services of Pioneer; and Treasurer of all of the Pioneer
                             Funds since March 2008; Deputy Treasurer of Pioneer from
                             March 2004 to February 2008; Assistant Treasurer of all of the
                             Pioneer Funds from March 2004 to February 2008; and Treasurer and Senior Vice President, CDC IXIS Asset Management Services
                             from 2002 to 2003
-------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (44)        Assistant Vice President -- Fund Accounting, Administration and     None
                             Controllership Services of Pioneer; and Assistant Treasurer of all
                             of the Pioneer Funds
-------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (51)           Fund Accounting Manager -- Fund Accounting, Administration          None
                             and Controllership Services of Pioneer; and Assistant Treasurer of
                             all of the Pioneer Funds
-------------------------------------------------------------------------------------------------------------------------
David F. Johnson (29)        Fund Administration Manager -- Fund Accounting, Administration      None
                             and Controllership Services since November 2008 and Assistant
                             Treasurer of all of the Pioneer Funds since January 2009; Client
                             Service Manager -- Institutional Investor Services at State Street
                             Bank from March 2003 to March 2007
-------------------------------------------------------------------------------------------------------------------------

68  Pioneer High Yield Fund | Annual Report | 10/31/09

                             Position Held         Length of Service
Name and Age                 with the Fund         and Term of Office
Teri W. Anderholm (50)       Chief Compliance      Since 2007. Serves at
                             Officer               the discretion of the
                                                   Board
--------------------------------------------------------------------------------------------------------------------------

                                                                                                 Other Directorships
Name and Age                 Principal Occupation During Past Five Years                         Held by this Officer
Teri W. Anderholm (50)       Chief Compliance Officer of Pioneer since December 2006 and of      None
                             all the Pioneer Funds since January 2007; Vice President and
                             Compliance Officer, MFS Investment Management (August 2005
                             to December 2006); Consultant, Fidelity Investments (February
                             2005 to July 2005); Independent Consultant (July 1997 to
                             February 2005)
--------------------------------------------------------------------------------------------------------------------------
The outstanding capital stock of PFD, Pioneer and Pioneer Investment Management Shareholder Services, Inc. ("PIMSS") is
indirectly wholly owned by UniCredit S.p.A. ("UniCredit"), one of the largest banking groups in Italy. Pioneer, the Fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

                          Pioneer High Yield Fund | Annual Report | 10/31/09  69
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                        Pioneer High Yield Fund | Annual Report | 10/31/09    73
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                        Pioneer High Yield Fund | Annual Report | 10/31/09    75
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76    Pioneer High Yield Fund | Annual Report | 10/31/09

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: www.pioneerinvestments.com

This report must be accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
pioneerinvestments.com


Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2009 Pioneer Investments 19441-03-1209



ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Fund, including fees associated with the filings of its Form N-1A, totaled approximately $43,800 in 2009 and approximately
$43,500 in 2008.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no audit-related services in 2009 or 2008.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled $8,290 in 2009 and $8,290 in 2008.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no other services provided to the Fund during the fiscal years ended October 31, 2009 and 2008.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended October 31, 2009 and 2009, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately $8,290 in 2009 and $8,290 in 2008.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer High Yield Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date December 29, 2009


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date December 29, 2009


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date December 29, 2009

* Print the name and title of each signing officer under his or her signature.